   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2004
                                                      REGISTRATION NO. 333-59100
                                                                       811-10353

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                    / /
                           PRE-EFFECTIVE AMENDMENT NO.                      /X/
                         POST-EFFECTIVE AMENDMENT NO. 3                     /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                              /X/
                                 AMENDMENT NO. 5                            /X/

                                   ----------

                                 MORGAN STANLEY
                              KLD SOCIAL INDEX FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.

                                   ----------

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
          / / immediately upon filing pursuant to paragraph (b)
          /X/ on February 27, 2004 pursuant to paragraph (b)
          / / 60 days after filing pursuant to paragraph (a)
          / / on (date) pursuant to paragraph (a)(2) of rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

[GRAPHIC]


MORGAN STANLEY FUNDS


MORGAN STANLEY
KLD SOCIAL INDEX FUND


A MUTUAL FUND THAT SEEKS TO PROVIDE INVESTMENT RESULTS THAT, BEFORE EXPENSES, CORRESPOND TO THE TOTAL RETURN (I.E., THE COMBINATION OF CAPITAL CHANGES AND INCOME) OF THE KLD LARGE CAP SOCIAL(SM) INDEX


[MORGAN STANLEY LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
FEBRUARY 27, 2004

Contents

THE FUND

      Investment Objective                                       1

      Principal Investment Strategies                            1

      Principal Risks                                            2

      Past Performance                                           4

      Fees And Expenses                                          6

      Additional Investment Strategy Information                 7

      Additional Risk Information                                8

      Fund Management                                            8

SHAREHOLDER INFORMATION

      Pricing Fund Shares                                        9

      How To Buy Shares                                          9

      How To Exchange Shares                                    11

      How To Sell Shares                                        12

      Distributions                                             14

      Tax Consequences                                          15

      Share Class Arrangements                                  16

FINANCIAL HIGHLIGHTS                                            23

MORGAN STANLEY FUNDS                             Inside Back Cover

This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

INVESTMENT OBJECTIVE

[GRAPHIC]


Morgan Stanley KLD Social Index Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap Social(SM) Index (the "KLD Index").


PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]


The Fund will normally invest at least 80% of its assets in common stocks of companies included in the KLD Index, an index comprised of stocks that meet certain social and environmental criteria. The KLD Index is a common stock index comprised of the stocks of U.S. companies which are weighted according to market capitalization. The KLD Index was developed by KLD Research & Analytics, Inc. ("KLD") based on certain social and environmental criteria. The KLD Index is derived by KLD from the constituents of the Russell 1000(R) Index. The Russell 1000 Index measures the performance of the 1000 largest companies in the United States and is considered representative of the United States large capitalization securities market. The Russell 1000 Index is reconstituted annually on June 30.

It is anticipated that the KLD Index will contain stocks of approximately 700 issuers. The Fund might not purchase all of the securities contained in the KLD Index because of the practical difficulties and expense of purchasing and selling such a large number of securities. Instead, the "Investment Manager," Morgan Stanley Investment Advisors Inc., may use statistical sampling in an attempt to recreate the portfolio characteristics of the KLD Index.


The KLD Index is reconstituted once a year based on an updated list of the companies comprising the Russell 1000 Index. In addition, the KLD Index may be adjusted monthly to reflect changes resulting from the application of social criteria.

KLD selects companies from the Russell 1000 Index for inclusion in the KLD Index based on KLD's evaluation of their corporate and social responsibility, as well as certain financial criteria.

[SIDENOTE]

THE KLD LARGE CAP SOCIAL INDEX (KLD INDEX) IS A SERVICE MARK OF KLD RESEARCH & ANALYTICS, INC. (KLD). MORGAN STANLEY KLD SOCIAL INDEX FUND IS NOT PROMOTED OR ENDORSED BY, NOR IN ANY WAY AFFILIATED WITH KLD. KLD IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE FUND NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS AND KLD MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THEIR ACCURACY, OR COMPLETENESS, OR OTHERWISE.

THE KLD INDEX IS DERIVED FROM THE CONSTITUENTS OF THE RUSSELL 1000 INDEX. THE RUSSELL 1000 INDEX IS A TRADEMARK/SERVICE MARK OF THE FRANK RUSSELL COMPANY
(FRC). THE USE OF THE RUSSELL 1000 INDEX AS THE UNIVERSE FOR THE KLD INDEX IN NO WAY SUGGESTS OR IMPLIES AN OPINION BY FRC AS TO THE ATTRACTIVENESS OF THE KLD INDEX OR OF THE INVESTMENT IN ANY OR ALL OF THE SECURITIES UPON WHICH THE RUSSELL 1000 INDEX OR KLD INDEX ARE BASED.

The following are the principal social criteria KLD currently considers when selecting companies for inclusion in the KLD Index:

- Safe and useful products, including a company's record with regard to product safety, marketing practices and commitment to quality.

- Employee relations, including a company's record with regard to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans.

- Corporate citizenship, including a company's record with regard to philanthropic activities and community relations.

- Environmental performance, including a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services.

In addition, the KLD Index excludes companies that derive more than 2% or $50 million of their gross revenues from the sale of military weapons, companies that derive any revenues from the manufacture of tobacco products, alcoholic beverages or gambling operations, and companies that own or operate nuclear power plants.

The Investment Manager seeks a correlation between the performance of the Fund, before expenses, and that of the KLD Index of 95% or better. A figure of 100% would indicate perfect correlation.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The remaining 20% of the Fund's assets may be invested in stock index futures. The Fund may also invest in shares of index funds.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its equity investments. In general, stock and other equity securities' values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

INDEX INVESTING. Another risk of investing in the Fund arises from its operation as an index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in equity securities even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Fund's portfolio securities, except to reflect additions or deletions to the securities that comprise the KLD Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. In addition, the Fund may from time to time sell securities to realize losses for purposes of offsetting capital gains the Fund has realized.

The performance of the KLD Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Fund (e.g., management fees, transfer agency and accounting costs).

The Fund's ability to correlate its performance, before expenses, with the performance of the KLD Index may be affected by, among other things, changes in securities markets, the manner in which the KLD Index is calculated, the timing of purchases and sales and the success of any statistical sampling utilized by the Investment Manager. The Fund's ability to correlate its performance to that of the Index also depends to some extent on the size of the Fund's portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the KLD Index are valued. The Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager will determine what additional investment changes may need to be made.

MEDIUM CAPITALIZATION COMPANIES. The KLD Index may include medium-sized companies which generally have market capitalizations greater than $1 billion but less than $5 billion. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

INDUSTRY CONCENTRATION. The KLD Index may, at any time, be concentrated in companies engaged in a particular industry and, therefore, the value of the Fund's shares may be significantly impacted by developments affecting that industry. For example, the Index is currently concentrated in the technology industry. As a result, the value of the Fund's shares may be substantially more volatile than share values of funds that do not invest in technology-oriented companies. The technology sector is a rapidly changing field, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. The products and services of technology-oriented companies may be subject to rapid obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. As a result, the securities of these companies may exhibit substantially greater price volatility than those of companies in other industries.

NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies, including the Investment Manager's ability to manage cash flows (primarily from purchases and sales, and distributions from the Fund's investments). The Fund is also subject to other risks from its permissible investments including the risks associated with stock index futures and index funds. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEAR

2002    -23.93%
2003     28.52%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was 14.78% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.42% (quarter ended September 30, 2002).


[SIDENOTE]

ANNUAL TOTAL RETURNS


THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST TWO CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



                                                                                 LIFE OF FUND
                                                                   PAST 1 YEAR  (SINCE 7/13/01)
Class A--Return Before Taxes                                          22.70%        -4.63%

Class B--Return Before Taxes                                          23.52%        -4.44%

Class B--Return After Taxes on Distributions(1)                       23.38%        -4.61%

Class B--Return After Taxes on Distributions and Sale of Fund Shares  15.28%        -3.86%

Class C--Return Before Taxes                                          27.32%        -3.28%

Class D--Return Before Taxes                                          29.61%        -2.32%

KLD Large Cap Social(SM) Index(2)                                     30.86%        -1.65%

Lipper Large Cap Core Index(3)                                        24.81%        -2.38%



(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) The KLD Large Cap Social(SM) Index begins with the Russell 1000(R) Index. Companies on the KLD Large Cap Social Index are companies that pass KLD's multiple proprietary environmental and social screens. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Large Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large Cap Core Index Funds classification. The Index, which is adjusted to capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                   CLASS A      CLASS B     CLASS C    CLASS D
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)         5.25%(1)     None        None       None

Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)               None(2)      5.00%(3)    1.00%(4)   None

ANNUAL FUND OPERATING EXPENSES


                                                   CLASS A      CLASS B     CLASS C    CLASS D
Management fee(5)                                     0.00%        0.00%       0.00%      0.00%

Distribution and service (12b-1) fees                 0.20%        1.00%       1.00%      None

Other expenses(5)                                     0.60%        0.60%       0.60%      0.60%

Total annual Fund operating expenses                  0.80%        1.60%       1.60%      0.60%


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.


(5) The expenses and fees disclosed above do not reflect that the Investment Manager has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its investment management agreement until December 31, 2004 or until such time as the Fund has $50 million of net assets, whichever occurs first. Thereafter, the Investment Manager has agreed under its Investment Management Agreement with the Fund to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving the Fund's management fees to the extent such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. Taking the waiver/assumption of expenses into account, the total operating expenses of Class A, Class B, Class C and Class D were 0.20%, 1.00%, 1.00% and 0.00%, respectively.


[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:             IF YOU HELD YOUR SHARES:
            ----------------------------------   ----------------------------------
            1 YEAR  3 YEARS  5 YEARS  10 YEARS   1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A     $  602  $   767  $   946   $ 1,463   $  602  $   767  $   946  $  1,463

Class B     $  663  $   805  $ 1,071   $ 1,900   $  163  $   505  $   871  $  1,900

Class C     $  263  $   505  $   871   $ 1,900   $  163  $   505  $   871  $  1,900

Class D     $   61  $   192  $   335   $   750   $   61  $   192  $   335  $    750


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's principal investment strategies.

STOCK INDEX FUTURES. The Fund may invest in stock index futures. Stock index futures contracts may be used to assist in seeking performance that corresponds to the performance of the KLD Index and/or to assist in managing cash flows into and out of the Fund. Presently, there are no stock index futures contracts on the KLD Index; however, the Fund may use futures on other indexes the Investment Manager believes to be representative of securities contained in the KLD Index. Such other indexes may be comprised in part of securities that would not meet KLD's eligibility criteria for the KLD Index.

INDEX FUNDS. The Fund may invest up to 10% of its net assets in shares of various index funds that hold securities included in the KLD Index. Such index funds may be comprised in part of securities that would not meet KLD's eligibility criteria for the KLD Index. No more than 5% of the Fund's net assets will be invested in any one index fund.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Fund.

STOCK INDEX FUTURES. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. In particular, there may be a risk of imperfect correlation between the price of futures contracts and movements in the prices of the securities which comprise the KLD Index.

INDEX FUNDS. Shares of index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the underlying index rises and falls. If the Fund invests in shares of index funds, it would, in addition to its own expenses, indirectly bear its ratable share of the index fund's expenses.

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services and manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.


The Fund is managed within the Index Team. Kevin Jung, an Executive Director of the Investment Manager, is a current member of the team.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is calculated at the annual rate of 0.40% of the Fund's average daily net assets. The Investment Manager has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its investment management agreement until December 31, 2004 or until such time as the Fund has $50 million of net assets, or whichever occurs first. Thereafter, Investment Manager has agreed under its Investment ~ Management Agreement with the Fund to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving its management fees to the extent such operating expenses exceed on an annualized basis 0.60% of the average daily net assets of the Fund. This may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if the Fund paid "other expenses" equal to 0.25% of its average daily net assets, then the investment management fee rate paid by the Fund would equal 0.35% of the ~~ Fund's average daily net assets.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $115 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF JANUARY 31, 2004.

Shareholder Information

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


HOW TO BUY SHARES

[GRAPHIC]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name,


[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR


IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS


                                                                            MINIMUM INVESTMENT
                                                                           -------------------
INVESTMENT OPTIONS                                                         INITIAL  ADDITIONAL
Regular Accounts                                                           $ 1,000  $      100

Individual Retirement Account                                              $ 1,000  $      100

Coverdell Education Savings Account                                        $   500  $      100

EASYINVEST(R)
(Automatically from your checking or savings account or Money Market Fund) $   100* $      100*


* Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.

To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

[SIDENOTE]


EASYINVEST(R)


A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley KLD Social Index Fund.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agentMorgan Stanley Trustand then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's sharesand the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS                           PROCEDURES
CONTACT YOUR FINANCIAL ADVISOR    To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.

BY LETTER                         You can also sell your shares by writing a "letter of instruction" that includes:

                                  - your account number;
                                  - the name of the Fund; n the dollar amount or the number of shares you wish to sell;
                                  - the Class of shares you wish to sell; and
                                  - the signature of each owner as it appears on the account.

                                  If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan
                                  Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                                  Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                                  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

SYSTEMATIC WITHDRAWAL PLAN        If your investment in all of the Morgan Stanley Funds has a total market value of at least
                                  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                                  Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                                  section of this PROSPECTUS.

                                  To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial
                                  Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however,

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and
- You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes on your income for such year.


SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSCcontingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:

CLASS   SALES CHARGE                                                                             MAXIMUM ANNUAL 12b-1 FEE
  A     Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold
        without an initial sales charge are generally subject to a 1.0% CDSC during the first year         0.25%

  B     Maximum 5.0% CDSC during the first year decreasing to 0% after six years                           1.00%

  C     1.0% CDSC during the first year                                                                    1.00%

  D     None                                                                                               None

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


                                                     FRONT-END SALES CHARGE
                                       --------------------------------------------------
AMOUNT OF                                  PERCENTAGE OF           APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                     PUBLIC OFFERING PRICE       OF NET AMOUNT INVESTED
Less than $25,000                               5.25%                       5.54%
$ 25,000 but less than  $    50,000             4.75%                       4.99%
$ 50,000 but less than  $   100,000             4.00%                       4.17%
$ 100,000 but less than $   250,000             3.00%                       3.09%
$ 250,000 but less than $   500,000             2.50%                       2.56%
$ 500,000 but less than $ 1 million             2.00%                       2.04%
$ 1 million and over                            0.00%                       0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

-  A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

-  Tax-exempt organizations.

-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGESTHE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.


- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
   (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE                CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First                                                            5.0%

Second                                                           4.0%

Third                                                            3.0%

Fourth                                                           2.0%

Fifth                                                            2.0%

Sixth                                                            1.0%

Seventh and thereafter                                           None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or
   (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


CONVERSION FEATURE. After 10 years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding periodone year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES

                                                                             FOR THE PERIOD
                                                                             JULY 13, 2001*
                                                                                THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                    2003          2002        NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $    7.73     $    9.39       $   10.00
                                                 ---------     ---------       ---------
Income (loss) from investment operations:
  Net investment income++                             0.10          0.09            0.03
  Net realized and unrealized gain (loss)             1.17         (1.70)          (0.64)
                                                 ---------     ---------       ---------
Total income (loss) from investment operations        1.27         (1.61)          (0.61)
                                                 ---------     ---------       ---------
Less dividends from net investment income            (0.12)        (0.05)             --
                                                 ---------     ---------       ---------
Net asset value, end of period                   $    8.88     $    7.73       $    9.39
----------------------------------------------------------------------------------------------
TOTAL RETURN+                                        16.72%       (17.25)%         (6.10)%(1)
----------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3),(4):
Expenses                                              0.20%         0.24%           0.25%(2)
Net investment income                                 1.29%         1.01%           0.85%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $   2,103     $     756       $     329
Portfolio turnover rate                                 24%           13%              3%(1)
----------------------------------------------------------------------------------------------

*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios would have been as follows:

                                                            EXPENSE   NET INVESTMENT
     PERIOD ENDED                                            RATIO      LOSS RATIO
     ------------                                           -------   --------------
     November 30, 2003                                        2.14%      (0.65)%
     November 30, 2002                                        2.14%      (0.89)%
     November 30, 2001                                        2.35%      (1.25)%

CLASS B SHARES

                                                                             FOR THE PERIOD
                                                                              JULY 13, 2001*
                                                                                THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                    2003          2002        NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $    7.68     $    9.36       $   10.00
                                                 ---------     ---------       ---------
Income (loss) from investment operations:
  Net investment income++                             0.04          0.02            0.00
  Net realized and unrealized gain (loss)             1.16         (1.69)          (0.64)
                                                 ---------     ---------       ---------
Total income (loss) from investment operations        1.20         (1.67)          (0.64)
                                                 ---------     ---------       ---------
Less dividends from net investment income            (0.06)        (0.01)             --
                                                 ---------     ---------       ---------
Net asset value, end of period                   $    8.82     $    7.68       $    9.36
----------------------------------------------------------------------------------------------
TOTAL RETURN+                                        15.75%       (17.90)%         (6.40)%(1)
----------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3),(4):
Expenses                                              1.00%         1.00%           1.00%(2)
Net investment income                                 0.49%         0.25%           0.10%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $   8,547     $   5,670       $   4,413
Portfolio turnover rate                                 24%           13%              3%(1)
----------------------------------------------------------------------------------------------

*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios would have been as follows:

                                                            EXPENSE   NET INVESTMENT
     PERIOD ENDED                                            RATIO      LOSS RATIO
     ------------                                           -------   --------------
     November 30, 2003                                        2.94%      (1.45)%
     November 30, 2002                                        2.90%      (1.65)%
     November 30, 2001                                        3.10%      (2.00)%

CLASS C SHARES

                                                                              FOR THE PERIOD
                                                                              JULY 13, 2001*
                                                                                 THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                    2003          2002        NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $    7.66     $    9.36       $   10.00
                                                 ---------     ---------       ---------
Income (loss) from investment operations:
  Net investment income++                             0.04          0.02            0.00
  Net realized and unrealized gain (loss)             1.16         (1.69)          (0.64)
                                                 ---------     ---------       ---------
Total income (loss) from investment operations        1.20         (1.67)          (0.64)
                                                 ---------     ---------       ---------
Less dividends from net investment income            (0.07)        (0.03)             --
                                                 ---------     ---------       ---------
Net asset value, end of period                   $    8.79     $    7.66       $    9.36
----------------------------------------------------------------------------------------------
TOTAL RETURN+                                        15.81%       (17.92)%         (6.40)%(1)
----------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3),(4):
Expenses                                              1.00%         1.00%           1.00%(2)
Net investment income                                 0.49%         0.25%           0.10%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $   1,503     $     980       $     544
Portfolio turnover rate                                 24%           13%              3%(1)
----------------------------------------------------------------------------------------------

*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios would have been as follows:

                                                            EXPENSE   NET INVESTMENT
     PERIOD ENDED                                            RATIO      LOSS RATIO
     ------------                                           -------   --------------
     November 30, 2003                                        2.94%      (1.45)%
     November 30, 2002                                        2.90%      (1.65)%
     November 30, 2001                                        3.10%      (2.00)%

CLASS D SHARES

                                                                            FOR THE PERIOD
                                                                            JULY 13, 2001*
                                                                               THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                    2003          2002      NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $    7.74     $    9.40       $   10.00
Income (loss) from investment operations:
  Net investment income++                             0.12          0.11            0.04
  Net realized and unrealized gain (loss)             1.17         (1.71)          (0.64)
Total income (loss) from investment operations        1.29         (1.60)          (0.60)
Less dividends from net investment income            (0.13)        (0.06)             --
Net asset value, end of period                   $    8.90     $    7.74       $    9.40
----------------------------------------------------------------------------------------
TOTAL RETURN+                                        17.05%       (17.17)%         (6.00)%(1)
----------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3),(4):
Expenses                                              0.00%         0.00%           0.00%(2)
Net investment income                                 1.49%         1.25%           1.10%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $   2,805     $   4,419       $  13,634
Portfolio turnover rate                                 24%           13%              3%(1)
----------------------------------------------------------------------------------------

*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios would have been as follows:

                                                                    EXPENSE   NET INVESTMENT
     PERIOD ENDED                                                    RATIO      LOSS RATIO
     ------------                                                   -------   --------------
     November 30, 2003                                                1.94%      (0.45)%
     November 30, 2002                                                1.90%      (0.65)%
     November 30, 2001                                                2.10%      (1.00)%

NOTES

NOTES

MORGAN STANLEY FUNDS


GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Market Leader Trust
Nasdaq-100 Index Fund
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund

GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series--Equity Portfolio

INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL--No-Load (Mutual) Fund; MM--Money Market Fund; FSC--A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0120.

TICKER SYMBOLS:
---------------
CLASS A:            SIXAX
CLASS B:            SIXBX
CLASS C:            SIXCX
CLASS D:            SIXDX

(The Fund's Investment Company Act File No. is 811-10353)


Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2004 Morgan Stanley


MORGAN STANLEY


CLF# 39908PRO-00

MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                           KLD SOCIAL INDEX FUND


                                                                      39908 2/04


   A MUTUAL FUND THAT SEEKS TO PROVIDE INVESTMENT RESULTS THAT, BEFORE EXPENSES,
    CORRESPOND TO THE TOTAL RETURN (I.E., THE COMBINATION OF CAPITAL CHANGES AND
                                   INCOME) OF THE KLD LARGE CAP SOCIAL(SM) INDEX


[MORGAN STANLEY LOGO]


                                                                      PROSPECTUS

                                                               FEBRUARY 27, 2004

STATEMENT OF ADDITIONAL INFORMATION                           MORGAN STANLEY KLD
FEBRUARY 27, 2004                                             SOCIAL INDEX FUND

        This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated February 27, 2004) for the Morgan Stanley KLD Social Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
KLD Social Index Fund

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                          4
  II.  Description of the Fund and Its Investments and Risks                                 4
       A. Classification                                                                     4
       B. Investment Strategies and Risks                                                    4
       C. Fund Policies/Investment Restrictions                                              8
 III.  Management of the Fund                                                                9
       A. Board of Trustees                                                                  9
       B. Management Information                                                             9
       C. Compensation                                                                      16
  IV.  Control Persons and Principal Holders of Securities                                  18
   V.  Investment Management and Other Services                                             18
       A. Investment Manager                                                                18
       B. Principal Underwriter                                                             19
       C. Services Provided by the Investment Manager                                       19
       D. Dealer Reallowances                                                               20
       E. Rule 12b-1 Plan                                                                   20
       F. Other Service Providers                                                           24
       G. Codes of Ethics                                                                   24
  VI.  Brokerage Allocation and Other Practices                                             24
       A. Brokerage Transactions                                                            24
       B. Commissions                                                                       25
       C. Brokerage Selection                                                               25
       D. Directed Brokerage                                                                26
       E. Regular Broker-Dealers                                                            26
 VII.  Capital Stock and Other Securities                                                   26
VIII.  Purchase, Redemption and Pricing of Shares                                           27
       A. Purchase/Redemption of Shares                                                     27
       B. Offering Price                                                                    28
  IX.  Taxation of the Fund and Shareholders                                                29
   X.  Underwriters                                                                         31
  XI.  Calculation of Performance Data                                                      31
 XII.  Financial Statements                                                                 32
XIII.  Morgan Stanley Investment Management Proxy Voting Policy and Procedures      Appendix A

GLOSSARY OF SELECTED DEFINED TERMS

      The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

      "CUSTODIAN" The Bank of New York.

      "DISTRIBUTOR" Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "FINANCIAL ADVISORS" Morgan Stanley authorized financial services representatives.

      "FUND" Morgan Stanley KLD Social Index Fund, a registered open-end investment company.


      "INDEPENDENT TRUSTEES" Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


      "INVESTMENT MANAGER" Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

      "MORGAN STANLEY & CO." Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY DW" Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY FUNDS" Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

      "MORGAN STANLEY SERVICES" Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

      "TRANSFER AGENT" Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

      "TRUSTEES" The Board of Trustees of the Fund.

I.  FUND HISTORY

      The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 6, 2001.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


A. CLASSIFICATION


      The Fund is an open-end, non-diversified management investment company whose investment objective is to seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap SocialSM Index ("KLD Index").


B. INVESTMENT STRATEGIES AND RISKS

      The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

      ADDITIONAL INFORMATION CONCERNING THE KLD INDEX. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. ("KLD"). KLD is not responsible for and has not reviewed the Fund nor any associated literature or publications and KLD makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

      KLD reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the KLD Index. KLD has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the KLD Index.

      KLD's publication of the KLD Index in no way suggests or implies an opinion by KLD, as to the attractiveness or appropriateness of investments in any or all securities upon which the KLD Index is based. KLD MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE KLD INDEX OR ANY DATA INCLUDED IN THE KLD INDEX. KLD MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE KLD INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE KLD INDEX. KLD MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

      STOCK INDEX FUTURES CONTRACT TRANSACTIONS. The Fund may invest in stock index futures.

      A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

      Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

      MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


      Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

      OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


      LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Investment Manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market movement trends by the Investment Manager may still not result in a successful hedging transaction.

      There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.


      Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


      In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

      If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index).

      In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

      MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

      U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

      BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

      EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

      OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

      FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

      COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

      REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


      While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

      LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.


      As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

      When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

      WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and/or rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

      A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


      The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


      The Fund will:


      1. Seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap Social(SM) Index.


      The Fund MAY not:

      1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that to the extent the KLD Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

      2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      4. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of
(a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any futures contracts; (d) borrowing money; or (e) lending portfolio securities.

      5. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

      6. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options thereon.

      7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

      In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

      Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

      The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

      Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION

      Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc..

      TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

      The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH     TIME         PRINCIPAL OCCUPATION(S) DURING     OVERSEEN       OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT    SERVED*               PAST 5 YEARS**            BY TRUSTEE           BY TRUSTEE
-------------------------  -----------  ----------  -----------------------------------  ----------  -------------------------------
Michael Bozic (63)           Trustee    Since       Retired; Director or Trustee of the      208     Director of Weirton Steel
c/o Kramer Levin Naftalis               April 1994  Retail Funds (since April 1994)and               Corporation.
& Frankel LLP                                       Institutional Funds (since July
Counsel to the                                      the 2003); formerly Vice Chairman
Independent Trustees                                of Kmart Corporation (December
919 Third Avenue                                    1998- October 2000), Chairman and
New Y ork, NY                                       Chief Executive Officer of Levitz
                                                    Furniture Corporation (November
                                                    1995- November 1998) and President
                                                    and Chief Executive Officer of
                                                    Hills Department Stores (May 1991-
                                                    July 1995); formerly variously
                                                    Chairman, Chief Executive Officer,
                                                    President and Chief Operating
                                                    Officer (1987-1991) of the Sears
                                                    Merchandise Group of Sears, Roebuck
                                                    & Co.

Edwin J. Garn (71)           Trustee    Since       Director or Trustee of the Retail        208     Director of Franklin Covey
c/o Summit Ventures LLC                 January     Funds (since January 1993) and the               (time management systems), BMW
1 Utah Center                           1993        Institutional Funds (since July                  Bank of North America, Inc.
201 S. Main Street                                  2003); member of the Utah Regional               (industrial loan corporation),
Salt Lake City, UT                                  Advisory Board of Pacific Corp.;                 United Space Alliance (joint
                                                    formerly United States Senator                   venture between Lockheed Martin
                                                    (R-Utah) (1974-1992) and Chairman,               and the Boeing Company) and
                                                    Senate Banking Committee                         Nuskin Asia Pacific (multilevel
                                                    (1980-1986), Mayor of Salt Lake                   marketing); member of the
                                                    City, Utah (1971-1974), Astronaut,               board of various civic and
                                                    Space Shuttle Discovery (April                   charitable organizations.
                                                    12-19, 1985), and Vice Chairman,
                                                    Huntsman Corporation (chemical
                                                    company).

Wayne E. Hedien (70)         Trustee    Since       Retired; Director or Trustee of the      208     Director of The PMI Group Inc.
c/o Kramer Levin Naftalis               September   Retail Funds (since September 1997)              (private mortgage insurance);
& Frankel LLP                           1997        and the Institutional Funds (since               Trustee and Vice Chairman of
Counsel to the                                      July 2003); formerly associated                  The Field Museum of Natural
Independent Trustees                                with the Allstate Companies                      History; director of various
919 Third Avenue                                    (1966-1994), most recently as                    other business and charitable
New York, NY                                        Chairman of The Allstate                         organizations.
                                                    Corporation (March 1993- December
                                                    1994) and Chairman and Chief
                                                    Executive Officer of its wholly-
                                                    owned subsidiary, Allstate
                                                    Insurance Company (July
                                                    1989-December 1994).


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                            POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING     OVERSEEN       OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE       REGISTRANT    SERVED*              PAST 5 YEARS**            BY TRUSTEE           BY TRUSTEE
-------------------------   -----------  ---------  -----------------------------------  ----------  -------------------------------
Dr. Manuel H. Johnson (55)   Trustee     Since      Chairman of the Audit Committee and      208     Director of NVR, Inc (home
c/o Johnson Smick                        July 1991  Director or Trustee of the Retail                construction); Chairman and
International, Inc.                                 Funds (since July 1991) and the                  Trustee of the Financial
2099 Pennsylvania                                   Institutional Funds (since July                  Accounting Foundation
Avenue, N.W.                                        2003); Senior Partner, Johnson                   (oversight organization of the
Suite 950                                           Smick International, Inc., a                     Financial Accounting Standards
Washington, D.C.                                    consulting firm; Co-Chairman and a               Board); Director of RBS
                                                    founder of the Group of Seven                    Greenwich Capital Holdings
                                                    Council (G7C), an international                  (financial olding company).
                                                    economic commission; formerly Vice
                                                    Chairman of the Board of Governors
                                                    of the Federal Reserve System and
                                                    Assistant Secretary of the U.S.
                                                    Treasury.

Joseph J. Kearns (61)        Trustee     Since      Deputy Chairman of the Audit             209     Direct of Electro Rent
PMB754                                   July 2003  Committee and Director or Trustee                Corporation (equipment
23852 Pacific                                       of the Retail Funds (since July                  leasing), The Ford Family
Coast Highway                                       2003) and the Institutional Funds                Foundation, and the UCLA
Malibu, CA                                          (since August 1994); previously                  Foundation.
                                                    Chairman of the Audit Committee of
                                                    the Institutional Funds (October
                                                    2001-July 2003); President, Kearns
                                                    & Associates LLC (investment
                                                    consulting); formerly CFO of the J.
                                                    Paul Getty Trust.

Michael E. Nugent (67)        Trustee    Since      Chairman of the Insurance Committee      208     Director of various business
c/o Triumph Capital, L.P.                July 1991  and Director or Trustee of the                   organizations.
445 Park Avenue                                     Retail Funds (since July 1991) and
New York, NY                                        the Institutional Funds (since July
                                                    2001); General Partner of Triumph
                                                    Capital, L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust Company
                                                    and BT Capital Corporation
                                                    (1984-1988).

Fergus Reid (71)              Trustee    Since      Chairman of the Governance           209         Trustee and Director of certain
c/o Lumelite Plastics                    July 2003  Committee and Director or Trustee                investment companies in the
Corporation                                         of the Retail Funds (since July                  JPMorgan Funds complex managed
85 Charles Colman Blvd.                             2003) and the Institutional Funds                by JP Morgan Investment
Pawling, NY                                         (since June 1992); Chairman of                   Management Inc.
                                                    Lumelite Plastics Corporation.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

      The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.


                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                            POSITION(S)  LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING     OVERSEEN       OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE       REGISTRANT    SERVED*              PAST 5 YEARS**            BY TRUSTEE           BY TRUSTEE
-------------------------   -----------  ---------  -----------------------------------  ----------  -------------------------------
Charles A. Fiumefreddo (70) Chairman of  Since      Chairman and Director or Trustee of      208     None
c/o Morgan Stanley Trust    the Board    July 1991  the Retail Funds (since July 1991)
Harborside Financial        and Trustee             and the Institutional Funds (since
Center,                                             July 2003); formerly Chief
Plaza T wo,                                         Executive Officer of the Retail
Jersey City, NJ                                     Funds (until September 2002).

James F. Higgins (56)       Trustee      Since      Director or Trustee of the Retail        208     Director of AXA Financial, Inc.
c/o Morgan Stanley Trust                 June       Funds (since June 2000) and the                  and The Equitable Life
Harborside Financial                     2000       Institutional Funds (since July                  Assurance Society of the United
Center,                                             2003); Senior Advisor of Morgan                  States (financial services).
Plaza Two,                                          Stanley (since August 2000);
Jersey City, NJ                                     Director of the Distributor and
                                                    Dean Witter Realty Inc.; previously
                                                    President and Chief Operating
                                                    Officer of the Private Client Group
                                                    of Morgan Stanley (May 1999- August
                                                    2000), and President and Chief
                                                    Operating Officer of Individual
                                                    Securities of Morgan Stanley
                                                    (February 1997-May 1999).

Philip J. Purcell (60)      Trustee      Since      Director or Trustee of the Retail       208      Director of American Airlines,
1585 Broadway                            April      Funds (since April 1994) and the                 Inc. and its parent company,
New York, NY                             1994       Institutional Funds (since July                  AMR Corporation.
                                                    2003); Chairman of the Board of
                                                    Directors and Chief Executive
                                                    Officer of Morgan Stanley and
                                                    Morgan Stanley DW Inc.; Director of
                                                    the Distributor; Chairman of the
                                                    Board of Directors and Chief
                                                    Executive Officer of Novus Credit
                                                    Services Inc.; Director and/or
                                                    officer of various Morgan Stanley
                                                    subsidiaries.


----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                P0SITION(S)          LENGTH OF
 NAME, AGE AND ADDRESS OF        HELD WITH              TIME                     PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER             GISTRANT             SERVED*                           PAST 5 YEARS**
---------------------------  ------------------  --------------------  ---------------------------------------------------
Mitchell M. Merin (50)       President           Since May 1999        President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                            Stanley Investment Management Inc.; President,
New York, NY                                                           Director and Chief Executive Officer of the
                                                                       Investment Manager and Morgan Stanley Services;
                                                                       Chairman and Director of the Distributor; Chairman
                                                                       and Director of the Transfer Agent; Director of
                                                                       various Morgan Stanley subsidiaries; President of
                                                                       the Institutional Funds (since July 2003) and
                                                                       President of the Retail Funds (since May 1999);
                                                                       Trustee (since July 2003) and President (since
                                                                       December 2002) of the Van Kampen Closed-End Funds;
                                                                       Trustee (since May 1999) and President (since
                                                                       October 2002) of the Van Kampen Open-End Funds.

Barry Fink (49)              Vice President and  Since February 1997   General Counsel (since May 2000) and Managing
1221 Avenue of the Americas  General Counsel                           Director (since December 2000) of Morgan Stanley
New York, NY                                                           Investment Management; Managing Director (since
                                                                       December 2000), Secretary (since February 1997)
                                                                       and Director (since July 1998) of the Investment
                                                                       Manager and Morgan Stanley Services; Assistant
                                                                       Secretary of Morgan Stanley DW; Vice President of
                                                                       the Institutional Funds (since July 2003);
                                                                       Managing Director, Secretary and Director of the
                                                                       Distributor; previously Secretary of the Retail
                                                                       Funds (February 1997-July 2003); previously Vice
                                                                       President and Assistant General Counsel of the
                                                                       Investment Manager and Morgan Stanley Services
                                                                       (February 1997-December 2001).

Ronald E. Robison (65)       Executive Vice      Since April 2003      Chief Global Operations Officer and Managing
1221 Avenue of the Americas  President and                             Director of Morgan Stanley Investment Management
New York, NY                 Principal                                 Inc.; Managing Director of Morgan Stanley & Co.
                             Executive Officer                         Incorporated; Managing Director of Morgan
                                                                       Stanley; Managing Director, Chief Administrative
                                                                       Officer and Director of the Investment Manager and
                                                                       Morgan Stanley Services; Chief Executive Officer
                                                                       and Director of the Transfer Agent; Managing
                                                                       Director and Director of the Distributor; Executive
                                                                       Vice President and Principal Executive Officer of
                                                                       the Institutional Funds (since July 2003);
                                                                       previously President (March 2001-July 2003) and
                                                                       Director of the Institutional Funds (March
                                                                       2001-July 2003).

Joseph J. McAlinden (61)     Vice President      Since July 1995       Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                            the Investment Manager and Morgan Stanley
New York, NY                                                           Investment Management Inc.; Director of
                                                                       the Transfer Agent, Chief Investment Officer of the
                                                                       Van Kampen Funds; Vice President of the
                                                                       Institutional Funds (since July 2003) and the
                                                                       Retail Funds (since July 1995).

Stefanie V. Chang (37)       Vice President      Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                            Incorporated and Morgan Stanley Investment
New York, NY                                                           Management Inc. and Vice President of the
                                                                       Institutional Funds (since December 1997) and the
                                                                       Retail Funds (since July 2003); formerly practiced
                                                                       law with the New York law firm of Rogers & Wells
                                                                       (now Clifford Chance LLP).


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)           LENGTH OF
  NAME, AGE AND ADDRESS OF         HELD WITH              TIME                        PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED*                              PAST 5 YEARS**
-----------------------------  -----------------  ---------------------  ---------------------------------------------------------
Francis J. Smith (38)          Treasurer and      Treasurer since July   Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust       Chief Financial    2003 and Chief         Stanley Services (since December 2001); previously Vice
Harborside Financial Center,   Officer            Financial Officer      President of the Retail Funds (September 2002-July 2003);
Plaza Two,                                        since September 2002   previously Vice President of the Investment Manager and
Jersey City, NJ                                                          Morgan Stanley Services (August 2000-November 2001) and
                                                                         Senior Manager at PricewaterhouseCoopers LLP (January
                                                                         1998-August 2000).

Thomas F. Caloia (57)          Vice President     Since July 2003        Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                 Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                             Morgan Stanley Services; previously Treasurer of the
Plaza Two,                                                               Retail Funds (April 1989-July 2003); formerly First Vice
Jersey City, NJ                                                          President of the Investment Manager, the Distributor and
                                                                         Morgan Stanley Services.

Mary E. Mullin (37)            Secretary          Since July 2003        Vice President of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                                              Morgan Stanley Investment Management Inc.; Secretary of
New York, NY                                                             the Institutional Funds (since June 1999) and the Retail
                                                                         Funds (since July 2003); formerly practiced law with the
                                                                         New York law firms of McDermott, Will & Emery and Skadden,
                                                                         Arps, Slate, Meagher & Flom LLP.


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                         ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                         DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
   NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2003)                      (AS OF DECEMBER 31, 2003)
-----------------------  ---------------------------------------------  ----------------------------------------------
INDEPENDENT:
Michael Bozic                                None                                       over $100,000
Edwin J. Garn                                None                                       over $100,000
Wayne E. Hedien                              None                                       over $100,000
Dr. Manuel H. Johnson                        None                                       over $100,000
Joseph J. Kearns                             None                                            None
Michael E. Nugent                            None                                       over $100,000
Fergus Reid                                  None                                            None
INTERESTED:
Charles A. Fiumefreddo                       None                                       over $100,000
James F. Higgins                             None                                       over $100,000
Philip J. Purcell                            None                                       over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

      INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

      The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

      The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended November 30, 2003, the Audit Committee held seven meetings.

      The Boards of the Retails Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic Reid, and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

      Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended November 30, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

      ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

      TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

      Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

      The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

      Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

      Effective April 1, 2004, the Fund will begin an unfunded Deferred Compensation Plan (the "Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

      Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior Plan") which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The Plan amends and supersedes the Prior Plan and all amounts payable under the Prior Plan are now subject to the terms of the Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior Plan).

      The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson, Higgins, and Purcell began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                       CASH COMPENSATION FROM FUND COMPLEX



                                     NUMBER OF PORTFOLIOS            TOTAL COMPENSATION
                                      IN THE FUND COMPLEX               FROM THE FUND
                                    FROM WHICH THE TRUSTEE            COMPLEX PAYABLE
NAME OF TRUSTEE                      RECIEVED COMPENSATION               TO TRUSTEES
---------------                     ----------------------           ------------------
Michael Bozic(1) (3)                          208                        $ 164,400
Charles A. Fiumefreddo*(2)                    208                          360,000
Edwin J. Garn(1) (3)                          208                          164,400
Wayne E. Hedien(1) (2)                        208                          164,300
James F. Higgins*                             208                                0
Manuel H. Johnson(1)                          208                          228,213
Joseph J. Kearns(1) (4)                       209                          161,168
Michael Nugent(1) (2)                         208                          272,691
Phillip J. Purcell*                           208                                0
Fergus Reid(1) (3) (4)                        209                          143,757


----------

(*) Messrs. Fiumefreddo, Higgins and Purcell are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee, and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4) Includes amounts deferred at the election of the Trustees under the Prior Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.

      Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

      The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.



NAME OF INDEPENDENT TRUSTEE             RETIREMENT BENEFITS ACCRUED AS      ESTIMATED ANNUAL BENEFITS UPON
                                                FUND EXPENSES                       RETIREMENT(1)
                                               BY ALL ADOPTING                    FROM ALL ADOPTING
                                                    FUNDS                               FUNDS
-------------------                     ------------------------------      ------------------------------
Michael Bozic                                      $ 19,842                            $ 47,838
Edwin J. Garn                                        35,306                              47,877
Wayne E. Hedien                                      38,649                              40,839
Dr. Manuel H. Johnson                                20,125                              70,050
Michael E. Nugent                                    36,265                              62,646


----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      The following owned 5% or more of the outstanding shares of Class A of the Fund as of February 23, 2004: National Philanthropic Trust, 165 Township Line Road, Jenkintown, PA 19046-3531 -- 21.52%; Dave C. Bundy and Jan Bundy JTTEN, 46 Meadow Road, Bolton, MA 01740-1120 -- 12.64%; Morgan Stanley DW Inc., Custodian for Syed Ikramullah, IRA Rollover, dated 04/26/02, 19 W. 107 Avenue, Normandy N., Oak Brook, IL 60523 -- 6.36% and David C. Bundy, Trustee of the Bundy Charitable Remainder Unitrust, dated 07/26/99, 46 Meadow Road, Bolton, MA 01740-1120 -- 6.23%. The following owned 5% or more of the outstanding shares of Class C of the Fund as of February 23, 2004: Jean Castells, 34 Sunderland Road, Tenafly, NJ 07670- 1217 -- 5.84% and Citigroup Global Markets, Inc., 00130931806, 333 West 34th Street - 3rd Floor, New York, NY 10001 -- 5.27%.


      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

      The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


      Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.40% to the average net assets of the Fund determined as of the close of each business day. The Investment Manager has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in the Management Agreement until December 31, 2004 or until such time as the Fund has $50 million of net assets, whichever occurs first. Thereafter, the Investment Manager has agreed under the Management Agreement to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving its management fees to the extent such operating expenses exceed on an annualized basis 0.60% of the average daily net assets of the Fund, which may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if the Fund paid "other expenses" equal to 0.25% of the Fund's average daily net assets, then the investment management fee rate paid by the Fund would equal 0.35% of the Fund's average daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001 and the fiscal years ended November 30, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $29,020, $62,849 and $43,770, respectively. Because of the waiver of the compensation provided for in the Management Agreement and described above, there were no fees payable for the fiscal period July 13, 2001 through November 30, 2001 or the fiscal years ended November 30, 2002 and 2003.


      The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

      In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

      The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

      The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

      The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

      The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

      Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

      Expenses not expressly assumed by the Investment Manager under the Management Agreement, or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

      The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

      The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

      Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.


      The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001 and for the fiscal years ended November 30, 2002 and 2003, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                                                                                 JULY 13, 2001
                                                                                                    THROUGH
                                               2003                      2002                  NOVEMBER 30, 2001
                                        ---------------------      --------------------      ---------------------
Class A                                  FSCs:(1)    $ 28,091       FSCs:(1)   $ 11,870       FSCs:(1)    $ 15,557
                                        CDSCs:       $      0      CDSCs:      $    187      CDSCs:       $     29
Class B                                 CDSCs:       $ 16,514      CDSCs:      $ 16,050      CDSCs:       $    612
Class C                                 CDSCs:       $     68      CDSCs:      $    298      CDSCs:       $      0


----------
(1)   FSCs apply to Class A only.

      The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.


      Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended November 30, 2003, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $2,332, $63,392 and $11,009, respectively, which amounts are equal to 0.20%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.


      The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

      With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

      With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

      With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

      With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

      The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

      The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

      The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

      The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the costs of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

      The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


      Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $1,308,482 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 69.49% ($909,272 ) -- advertising and promotional expenses; (ii) 0.93% ($12,114) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 29.58% ($387,096) -- other expenses, including the gross sales credit and the carrying charge, of which 2.03% ($7,871) represents carrying charges, 40.56% ($156,999) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 57.41% ($222,226) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended November 30, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

      In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $1,130,656 as of November 30, 2003 (the end of the Fund's fiscal year), which was equal to 13.23% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

      In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A and Class C at December 31, 2003 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


      No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

      On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees,

Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


      The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS
(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

      Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


      The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


      Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

      The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

      The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

      Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


      For the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001 and for the fiscal years ended November 30, 2002 and 2003, the Fund paid a total of $8,255, $7,912 and $5,868, respectively, in brokerage commissions.


B. COMMISSIONS

      Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


      During the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001 and for the fiscal years ended November 30, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


      Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


      During the period July 13, 2001 through November 30, 2001 and for the fiscal years ended November 30, 2002 and 2003, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

      The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

      In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

      The Investment Manager and certain of its affiliates each currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


      During the fiscal year ended November 30, 2003, the Fund paid $0 in brokerage commissions in connection with transactions in the aggregate amount of $0 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


      During the fiscal year ended November 30, 2003, the Fund purchased securities issued by Bank of New York (The), Goldman Sachs Group Inc. (The) and Merrill Lynch & Co. Inc., which issuers were among the top ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At November 30, 2003, the Fund held securities issued by Goldman Sachs Group Inc. (The), Merrill Lynch & Co. Inc. and Prudential Securities with market values of $50,922, $100,107 and $70,609, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES

      The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

      The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.


      The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


      Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

      The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

      Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

      TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

      The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

      TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

      OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

      The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan."

      The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


      In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

      Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

      Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities vaued by such pricing service.

      Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


      Generally, trading in foreign securities, as well as corporate bonds, U.S.government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the

Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS


      The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


      INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

      The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

      Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund if and when the Fund invests in options or futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

      Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


      TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will notbe considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

      Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


      Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

      Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

      Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

      After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

      PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


      In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


      Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

      Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

      If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

      The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA


        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDING NOVEMBER 30, 2003



CLASS                                                                  INCEPTION DATE   1 YEAR   LIFE OF FUND
-----                                                                  --------------   ------   ------------
Class A                                                                   07/13/01       10.59%     -6.17%
Class B                                                                   07/13/01       10.75%     -6.00%
Class C                                                                   07/13/01       14.81%     -4.79%
Class D                                                                   07/13/01       17.05%     -3.82%



          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING NOVEMBER 30, 2003



CLASS                                                                  INCEPTION DATE   1 YEAR   LIFE OF FUND
-----                                                                  --------------   ------   ------------
Class A                                                                   07/13/01       16.72%     -4.02%
Class B                                                                   07/13/01       15.75%     -4.80%
Class C                                                                   07/13/01       15.81%     -4.79%
Class D                                                                   07/13/01       17.05%     -3.82%



          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING NOVEMBER 30, 2003



CLASS                                                                  INCEPTION DATE   1 YEAR   LIFE OF FUND
-----                                                                  --------------   ------   ------------
Class A                                                                   07/13/01       16.72%     -9.31%
Class B                                                                   07/13/01       15.75%    -11.06%
Class C                                                                   07/13/01       15.81%    -11.02%
Class D                                                                   07/13/01       17.05%     -8.86%




  AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                     CLASS B
                         PERIOD ENDING NOVEMBER 30, 2003



CALCULATION METHODOLOGY                                                INCEPTION DATE   1 YEAR   LIFE OF FUND
-----------------------                                                --------------   ------   ------------
After taxes on distributions                                              07/13/01       10.40%     -6.13%
After taxes on distributions and redemptions                              07/13/01        6.92%     -5.15%

XII. FINANCIAL STATEMENTS

      EXPERTS. The financial statements of the Fund for the fiscal year ended November 30, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                      *****

      This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY KLD SOCIAL INDEX FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2003

NUMBER OF
  SHARES                                                              VALUE
------------------------------------------------------------------------------
             COMMON STOCKS (90.4%)
             ADVERTISING/MARKETING
             SERVICES (0.2%)
        53   Lamar Advertising Co.*                               $      1,866
       405   Omnicom Group, Inc.                                        32,262
                                                                  ------------
                                                                        34,128
                                                                  ------------
             AIR FREIGHT/COURIERS (0.9%)
       126   C.H. Robinson Worldwide, Inc.                               4,956
       139   Expeditors International of
              Washington, Inc.                                           5,427
       610   FedEx Corp.                                                44,347
     1,176   United Parcel Service, Inc.
              (Class B)                                                 85,578
                                                                  ------------
                                                                       140,308
                                                                  ------------
             AIRLINES (0.3%)
       458   JetBlue Airways Corp.*                                     16,680
     1,753   Southwest Airlines Co.                                     31,519
                                                                  ------------
                                                                        48,199
                                                                  ------------
             APPAREL/FOOTWEAR (0.4%)
       319   Cintas Corp.                                               14,910
       452   Coach, Inc.*                                               18,008
       340   Liz Claiborne, Inc.                                        11,903
       300   V.F. Corp.                                                 12,381
                                                                  ------------
                                                                        57,202
                                                                  ------------
             APPAREL/FOOTWEAR RETAIL (0.6%)
        74   Chico's FAS, Inc.*                                          2,840
       600   Foot Locker, Inc.                                          13,260
     1,233   Gap, Inc. (The)                                            26,509
       280   Nordstrom, Inc.                                             9,660
       202   Ross Stores, Inc.                                          11,066
     1,100   TJX Companies, Inc. (The)                                  24,849
                                                                  ------------
                                                                        88,184
                                                                  ------------
             AUTO PARTS: O.E.M. (0.4%)
       190   Autoliv, Inc.                                               6,357
     1,203   Delphi Corp.                                               10,562
        49   Gentex Corp.                                                2,065
       255   Johnson Controls, Inc.                                     27,907
       305   Lear Corp.*                                                18,038
                                                                  ------------
                                                                        64,929
                                                                  ------------
             BEVERAGES:
             NON-ALCOHOLIC (1.5%)
     4,278   Coca-Cola Co. (The)                                  $    198,927
       596   Coca-Cola Enterprises Inc.                                 12,307
       700   Pepsi Bottling Group, Inc. (The)                           16,156
                                                                  ------------
                                                                       227,390
                                                                  ------------
             BIOTECHNOLOGY (1.9%)
     2,486   Amgen Inc.*                                               142,970
       108   Amylin Pharmaceuticals, Inc.*                              2,826
       683   Biogen Idec Inc.*                                          26,077
       620   Genzyme Corp.*                                             28,979
       403   Gilead Sciences, Inc.*                                     23,648
       315   Invitrogen Corp.*                                          21,474
       529   MedImmune, Inc.*                                           12,590
       600   Millennium Pharmaceuticals, Inc.*                           9,462
       570   SICOR Inc.*                                                15,755
                                                                  ------------
                                                                       283,781
                                                                  ------------
             BROADCASTING (0.2%)
       350   Radio One, Inc. (Class D)*                                  6,121
       456   Univision Communications Inc.
              (Class A)*                                                16,452
       240   Westwood One, Inc.*                                         7,286
                                                                  ------------
                                                                        29,859
                                                                  ------------
             BUILDING PRODUCTS (0.3%)
       189   American Standard
             Companies, Inc.*                                           18,843
       888   Masco Corp.                                                24,154
                                                                  ------------
                                                                        42,997
                                                                  ------------
             CABLE/SATELLITE TV (1.2%)
     4,244   Comcast Corp. (Class A)*                                  133,177
     4,771   Liberty Media Corp. (Class A)*                             52,720
                                                                  ------------
                                                                       185,897
                                                                  ------------
             CHEMICALS: MAJOR DIVERSIFIED (0.2%)
       420   Engelhard Corp.                                            12,524
       270   Rohm & Haas Co.                                            10,840
                                                                  ------------
                                                                        23,364
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                              VALUE
------------------------------------------------------------------------------
             CHEMICALS: SPECIALTY (0.5%)
       467   Air Products & Chemicals, Inc.                       $     22,388
       480   Praxair, Inc.                                              34,454
       200   Sigma-Aldrich Corp.                                        10,714
                                                                  ------------
                                                                        67,556
                                                                  ------------
             COMMERCIAL PRINTING/
             FORMS (0.1%)
       273   Donnelley (R.R.) & Sons Co.                                 7,660
                                                                  ------------
             COMPUTER COMMUNICATIONS (2.4%)
       833   3Com Corp.*                                                 6,231
     1,150   Avaya Inc.*                                                15,640
       190   Avocent Corp.*                                              7,275
    14,000   Cisco Systems, Inc.*                                      317,240
       700   Juniper Networks, Inc.*                                    13,209
                                                                  ------------
                                                                       359,595
                                                                  ------------
             COMPUTER PERIPHERALS (0.8%)
     4,429   EMC Corp.*                                                 60,854
       270   Lexmark International, Inc.*                               20,898
       296   Maxtor Corp.*                                               3,303
       700   Network Appliance, Inc.*                                   16,177
       300   Storage Technology Corp.*                                   7,560
       900   Western Digital Corp.*                                     11,196
                                                                  ------------
                                                                       119,988
                                                                  ------------
             COMPUTER PROCESSING HARDWARE (2.2%)
       821   Apple Computer, Inc.*                                      17,175
     4,500   Dell Inc.*                                                155,250
     6,135   Hewlett-Packard Co.                                       133,068
       108   NCR Corp.*                                                  3,769
     6,307   Sun Microsystems, Inc.*                                    26,931
                                                                  ------------
                                                                       336,193
                                                                  ------------
             CONSTRUCTION MATERIALS (0.1%)
       400   Vulcan Materials Co.                                       17,788
                                                                  ------------
             CONTAINERS/PACKAGING (0.2%)
       187   Pactiv Corp.*                                               4,196
       400   Sealed Air Corp.*                                          21,108
        57   Temple-Inland, Inc.                                         3,222
                                                                  ------------
                                                                        28,526
                                                                  ------------
             CONTRACT DRILLING (0.1%)
       300   ENSCO International Inc.                             $      7,590
                                                                  ------------
             DATA PROCESSING SERVICES (1.1%)
     1,200   Automatic Data
              Processing, Inc.                                          45,876
       223   Ceridian Corp.*                                             4,734
       250   CheckFree Corp.*                                            6,905
     1,048   Concord EFS, Inc.*                                         12,042
       700   Convergys Corp.*                                           10,738
       388   DST Systems, Inc.*                                         14,480
       336   Fiserv, Inc.*                                              12,600
       878   Paychex, Inc.                                              33,777
       990   SunGard Data Systems Inc.*                                 26,750
                                                                  ------------
                                                                       167,902
                                                                  ------------
             DEPARTMENT STORES (0.6%)
       584   Kohl's Corp.*                                              28,219
       700   May Department Stores Co.                                  20,755
       372   Penney (J.C.) Co., Inc.                                     9,255
       610   Sears, Roebuck & Co.                                       33,648
                                                                  ------------
                                                                        91,877
                                                                  ------------
             DISCOUNT STORES (0.9%)
       877   Costco Wholesale Corp.*                                    31,414
       739   Dollar General Corp.                                       15,608
       250   Dollar Tree Stores, Inc.*                                   7,937
       370   Family Dollar Stores, Inc.                                 14,275
     1,800   Target Corp.                                               69,696
                                                                  ------------
                                                                       138,930
                                                                  ------------
             DRUGSTORE CHAINS (0.7%)
     1,020   CVS Corp.                                                  38,209
     1,942   Walgreen Co.                                               71,485
                                                                  ------------
                                                                       109,694
                                                                  ------------
             ELECTRIC UTILITIES (0.2%)
     1,100   AES Corp. (The)*                                            9,757
       500   OGE Energy Corp.                                           11,910
       600   Pepco Holdings, Inc.                                       11,016
                                                                  ------------
                                                                        32,683
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                              VALUE
------------------------------------------------------------------------------
             ELECTRICAL PRODUCTS (0.6%)
       800   American Power Conversion
              Corp.                                               $     17,488
       800   Emerson Electric Co.                                       48,832
       147   Energizer Holdings, Inc.*                                   5,570
       360   Molex Inc.                                                 11,578
                                                                  ------------
                                                                        83,468
                                                                  ------------
             ELECTRONIC COMPONENTS (0.4%)
       255   Jabil Circuit, Inc.*                                        7,015
       255   QLogic Corp.*                                              14,492
       180   SanDisk Corp.*                                             14,555
     1,490   Solectron Corp.*                                            8,716
       700   Vishay Intertechnology, Inc.*                              14,707
                                                                  ------------
                                                                        59,485
                                                                  ------------
             ELECTRONIC DISTRIBUTORS (0.0%)
        36   CDW Corp.                                                   2,151
                                                                  ------------
             ELECTRONIC EQUIPMENT/
             INSTRUMENTS (0.6%)
       181   Diebold, Inc.                                               9,602
     3,900   JDS Uniphase Corp.*                                        13,416
       360   Scientific-Atlanta, Inc.                                   10,397
       627   Symbol Technologies, Inc.                                   8,747
       460   Thermo Electron Corp.*                                     10,994
       580   Waters Corp.*                                              18,548
     1,925   Xerox Corp.*                                               23,446
                                                                  ------------
                                                                        95,150
                                                                  ------------
             ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
     3,048   Applied Materials, Inc.*                                   74,066
       388   Cadence Design Systems, Inc.*                               6,491
       513   KLA-Tencor Corp.*                                          30,067
       105   Lam Research Corp.*                                         3,360
       372   Novellus Systems, Inc.*                                    16,279
       213   Synopsys, Inc.*                                             6,381
                                                                  ------------
                                                                       136,644
                                                                  ------------
             ELECTRONICS/APPLIANCE STORES (0.3%)
       540   Best Buy Co., Inc.*                                        33,480
       429   RadioShack Corp.                                           13,363
                                                                  ------------
                                                                        46,843
                                                                  ------------
             ELECTRONICS/APPLIANCES (0.2%)
       125   Harman International
              Industries, Inc.                                    $     17,034
       208   Whirlpool Corp.                                            14,211
                                                                  ------------
                                                                        31,245
                                                                  ------------
             FINANCE/RENTAL/LEASING (2.6%)
       136   Allied Capital Corp.                                        3,710
       540   Capital One Financial Corp.                                32,249
       303   CIT Group, Inc.                                            10,566
       350   Countrywide Financial Corp.                                36,960
       225   Doral Financial Corp.                                      11,378
     1,891   Fannie Mae                                                132,370
     1,387   Freddie Mac                                                75,481
     2,230   MBNA Corp.                                                 54,680
       470   Providian Financial Corp.*                                  5,311
       900   SLM Corp.                                                  33,417
                                                                  ------------
                                                                       396,122
                                                                  ------------
             FINANCIAL CONGLOMERATES (2.4%)
     2,473   American Express Co.                                      113,041
     3,807   J.P. Morgan Chase & Co.                                   134,616
       786   Principal Financial Group, Inc.                            26,024
     1,140   Prudential Financial, Inc.                                 44,585
       687   State Street Corp.                                         35,010
                                                                  ------------
                                                                       353,276
                                                                  ------------
             FINANCIAL PUBLISHING/SERVICES (0.4%)
       230   Dun & Bradstreet Corp.*                                    11,097
       362   McGraw-Hill Companies,
              Inc. (The)                                                24,797
       270   Moody's Corp.                                              15,466
       400   SEI Investments Co.                                        11,220
                                                                  ------------
                                                                        62,580
                                                                  ------------
             FOOD DISTRIBUTORS (0.3%)
     1,440   SYSCO Corp.                                                52,301
                                                                  ------------
             FOOD RETAIL (0.5%)
       650   Albertson's, Inc.                                          13,832
     1,990   Kroger Co.*                                                37,531
       669   Safeway Inc.*                                              13,882

                       SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                              VALUE
------------------------------------------------------------------------------
       640   Supervalu, Inc.                                      $     16,525
                                                                  ------------
                                                                        81,770
                                                                  ------------
             FOOD: MAJOR DIVERSIFIED (1.7%)
       510   Campbell Soup Co.                                          13,061
       736   General Mills, Inc.                                        33,127
       930   Heinz (H.J.) Co.                                           33,573
       510   Kellogg Co.                                                18,243
     3,290   PepsiCo, Inc.                                             158,315
                                                                  ------------
                                                                       256,319
                                                                  ------------
             FOOD: MEAT/FISH/DAIRY (0.0%)
       114   Dean Foods Co.*                                             3,740
                                                                  ------------
             FOOD: SPECIALTY/CANDY (0.2%)
       200   Hershey Foods Corp.                                        15,540
        77   McCormick & Co., Inc.
              (Non-Voting)                                               2,209
       280   Wrigley (Wm.) Jr. Co. (Class A)                            15,434
                                                                  ------------
                                                                        33,183
                                                                  ------------
             GAS DISTRIBUTORS (0.3%)
       430   KeySpan Corp.                                              15,149
       180   Kinder Morgan, Inc.                                         9,810
       771   NiSource Inc.                                              15,998
       270   UGI Corp.                                                   8,734
                                                                  ------------
                                                                        49,691
                                                                  ------------
             HOME BUILDING (0.6%)
       140   Centex Corp.                                               15,316
       227   D.R. Horton, Inc.                                           9,920
       130   KB HOME                                                     8,954
       200   Lennar Corp. (Class A)                                     19,580
       190   Pulte Homes, Inc.                                          18,153
       400   Toll Brothers, Inc.*                                       16,564
                                                                  ------------
                                                                        88,487
                                                                  ------------
             HOME FURNISHINGS (0.2%)
       353   Leggett & Platt, Inc.                                       7,180
       160   Mohawk Industries, Inc.*                                   11,533
       670   Newell Rubbermaid, Inc.                                    15,323
                                                                  ------------
                                                                        34,036
                                                                  ------------
             HOME IMPROVEMENT CHAINS (1.6%)
     4,474   Home Depot, Inc. (The)                               $    164,464
     1,400   Lowe's Companies, Inc.                                     81,620
                                                                  ------------
                                                                       246,084
                                                                  ------------
             HOSPITAL/NURSING MANAGEMENT (0.1%)
       554   Health Management
              Associates, Inc. (Class A)                                14,238
       101   Manor Care, Inc.                                            3,567
                                                                  ------------
                                                                        17,805
                                                                  ------------
             HOUSEHOLD/PERSONAL CARE (3.3%)
       522   Avon Products, Inc.                                        35,757
       370   Clorox Co. (The)                                           17,360
     1,005   Colgate-Palmolive Co.                                      52,762
       310   Estee Lauder Companies, Inc.
              (The) (Class A)                                           11,780
     2,090   Gillette Co. (The)                                         70,496
     1,050   Kimberly-Clark Corp.                                       56,931
     2,524   Procter & Gamble Co. (The)                                242,910
                                                                  ------------
                                                                       487,996
                                                                  ------------
             INDUSTRIAL CONGLOMERATES (0.9%)
     1,600   3M Co.                                                    126,464
       400   ALLETE, Inc.                                               11,908
        66   SPX Corp.*                                                  3,584
                                                                  ------------
                                                                       141,956
                                                                  ------------
             INDUSTRIAL MACHINERY (0.2%)
       475   Illinois Tool Works Inc.                                   37,097
                                                                  ------------
             INDUSTRIAL SPECIALTIES (0.1%)
       600   Ecolab Inc.                                                15,732
                                                                  ------------
             INFORMATION TECHNOLOGY SERVICES (2.4%)
       900   Citrix Systems, Inc.*                                      21,618
       240   Cognizant Technology
              Solutions Corp.*                                          11,009
     1,020   Electronic Data Systems Corp.                              22,052
     3,102   International Business
              Machines Corp.                                           280,855

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
       780   PeopleSoft, Inc.*                                      $     16,497
       485   Unisys Corp.*                                                 7,915
                                                                    ------------
                                                                         359,946
                                                                    ------------
             INSURANCE BROKERS/SERVICES (0.4%)
       550   AON Corp.                                                    12,067
        45   Gallagher (Arthur J.) & Co.                                   1,408
       936   Marsh & McLennan
              Companies, Inc.                                             41,596
                                                                    ------------
                                                                          55,071
                                                                    ------------
             INTERNET RETAIL (0.3%)
       505   Amazon.com, Inc.*                                            27,300
       700   InterActiveCorp.*                                            22,995
                                                                    ------------
                                                                          50,295
                                                                    ------------
             INTERNET SOFTWARE/SERVICES (0.5%)
       900   BEA Systems, Inc.*                                           11,430
       604   Siebel Systems, Inc.*                                         7,961
       730   VeriSign, Inc.*                                              11,833
     1,090   Yahoo! Inc.*                                                 46,848
                                                                    ------------
                                                                          78,072
                                                                    ------------
             INVESTMENT BANKS/BROKERS (1.3%)
        97   AmeriTrade Holding Corp.
              (Class A)*                                                   1,219
       530   Goldman Sachs Group,
              Inc. (The)                                                  50,922
        45   Legg Mason, Inc.                                              3,587
     1,764   Merrill Lynch & Co., Inc.                                   100,107
     2,700   Schwab (Charles) Corp. (The)                                 31,320
                                                                    ------------
                                                                         187,155
                                                                    ------------
             INVESTMENT MANAGERS (0.4%)
       320   Franklin Resources, Inc.                                     15,306
       902   Janus Capital Group Inc.                                     12,547
       745   Mellon Financial Corp.                                       21,456
       200   Price (T.) Rowe Group, Inc.                                   8,408
                                                                    ------------
                                                                          57,717
                                                                    ------------
             LIFE/HEALTH INSURANCE (0.6%)
     1,168   AFLAC, Inc.                                            $     42,013
       460   Jefferson-Pilot Corp.                                        22,324
       437   Lincoln National Corp.                                       17,135
       593   UnumProvident Corp.                                           8,853
                                                                    ------------
                                                                          90,325
                                                                    ------------
             MAJOR BANKS (6.0%)
     2,809   Bank of America Corp.                                       211,883
     2,230   Bank One Corp.                                               96,693
     1,180   BB&T Corp.                                                   46,445
       328   Comerica, Inc.                                               17,105
     2,000   FleetBoston Financial Corp.                                  81,200
       642   KeyCorp                                                      17,841
     1,119   National City Corp.                                          37,542
       550   PNC Financial Services Group                                 29,898
       500   Popular, Inc.                                                23,580
       402   SunTrust Banks, Inc.                                         28,562
       170   UnionBanCal Corp.                                             9,683
     2,453   Wachovia Corp.                                              112,225
     3,312   Wells Fargo & Co.                                           189,877
                                                                    ------------
                                                                         902,534
                                                                    ------------
             MAJOR TELECOMMUNICATIONS (3.4%)
       808   ALLTEL Corp.                                                 36,691
     1,534   AT&T Corp.                                                   30,419
     3,400   BellSouth Corp.                                              88,502
     6,300   SBC Communications, Inc.                                    146,664
     2,000   Sprint Corp. (FON Group)                                     29,980
     5,293   Verizon Communications Inc.                                 173,452
                                                                    ------------
                                                                         505,708
                                                                    ------------
             MANAGED HEALTH CARE (1.4%)
       400   Aetna Inc.                                                   25,752
       270   Anthem, Inc.*                                                19,472
       798   Caremark Rx, Inc.*                                           21,307
       302   CIGNA Corp.                                                  16,202
        60   Health Net Inc.*                                              1,962
       600   Humana, Inc.*                                                13,398
       230   Mid Atlantic Medical
              Services, Inc.*                                             14,122

                       SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
       273   Oxford Health Plans, Inc.*                             $     11,963
     1,040   UnitedHealth Group Inc.                                      56,056
       340   WellPoint Health
              Networks, Inc.*                                             31,787
                                                                    ------------
                                                                         212,021
                                                                    ------------
             MEDIA CONGLOMERATES (1.5%)
     8,453   Time Warner Inc.*                                           137,615
     4,000   Walt Disney Co. (The)                                        92,360
                                                                    ------------
                                                                         229,975
                                                                    ------------
             MEDICAL DISTRIBUTORS (0.5%)
       830   Cardinal Health, Inc.                                        50,746
       660   McKesson Corp.                                               19,272
        63   Patterson Dental Co.*                                         4,290
                                                                    ------------
                                                                          74,308
                                                                    ------------
             MEDICAL SPECIALTIES (2.7%)
       584   Applera Corp. - Applied
              Biosystems Group                                            12,538
       176   Bard (C.R.), Inc.                                            13,306
        36   Bausch & Lomb, Inc.                                           1,808
     1,137   Baxter International, Inc.                                   31,631
       106   Beckman Coulter, Inc.                                         5,422
       600   Becton, Dickinson & Co.                                      24,018
       474   Biomet, Inc.                                                 16,955
     1,220   Boston Scientific Corp.*                                     43,786
       770   Guidant Corp.                                                43,713
       115   Hillenbrand Industries, Inc.                                  6,601
     2,353   Medtronic, Inc.                                             106,356
       321   St. Jude Medical, Inc.*                                      20,332
       330   Stryker Corp.                                                26,730
       390   Varian Medical Systems, Inc.*                                26,914
       460   Zimmer Holdings, Inc.*                                       30,323
                                                                    ------------
                                                                         410,433
                                                                    ------------
             MEDICAL/NURSING SERVICES (0.2%)
       390   DaVita, Inc.*                                                14,890
       290   Lincare Holdings, Inc.*                                       8,651
                                                                    ------------
                                                                          23,541
                                                                    ------------
             MISCELLANEOUS COMMERCIAL
             SERVICES (0.0%)
       267   Sabre Holdings Corp.                                   $      5,567
                                                                    ------------
             MISCELLANEOUS MANUFACTURING (0.1%)
       260   Pentair, Inc.                                                11,336
                                                                    ------------
             MOTOR VEHICLES (0.2%)
       720   Harley-Davidson, Inc.                                        33,962
                                                                    ------------
             MULTI-LINE INSURANCE (2.0%)
     4,504   American International
              Group, Inc.                                                261,007
       601   Hartford Financial Services
              Group, Inc. (The)                                           33,055
       268   Safeco Corp.                                                 10,031
                                                                    ------------
                                                                         304,093
                                                                    ------------
             OFFICE EQUIPMENT/SUPPLIES (0.2%)
       175   Avery Dennison Corp.                                          9,639
       420   Pitney Bowes, Inc.                                           16,695
                                                                    ------------
                                                                          26,334
                                                                    ------------
             OIL & GAS PIPELINES (0.1%)
       220   Western Gas Resources, Inc.                                   9,746
     1,200   Williams Companies, Inc. (The)                               11,256
                                                                    ------------
                                                                          21,002
                                                                    ------------
             OIL & GAS PRODUCTION (0.9%)
       714   Anadarko Petroleum Corp.                                     32,080
       400   Apache Corp.                                                 28,720
     1,120   Chesapeake Energy Corp.                                      13,664
         3   Cross Timbers Royalty Trust                                      81
       700   Devon Energy Corp.                                           34,552
       240   EOG Resources, Inc.                                          10,066
       200   Pogo Producing Co.                                            8,710
       420   XTO Energy Inc.                                              10,618
                                                                    ------------
                                                                         138,491
                                                                    ------------
             OIL REFINING/MARKETING (0.1%)
       350   Sunoco, Inc.                                                 16,803
       130   Valero Energy Corp.                                           5,603
                                                                    ------------
                                                                          22,406
                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             OILFIELD SERVICES/EQUIPMENT (0.2%)
       870   Baker Hughes Inc.                                      $     25,108
       480   FMC Technologies, Inc.*                                      10,214
                                                                    ------------
                                                                          35,322
                                                                    ------------
             OTHER CONSUMER SERVICES (0.7%)
       303   Apollo Group, Inc. (Class A)*                                20,916
       270   Career Education Corp.*                                      13,805
       100   Corinthian Colleges, Inc.*                                    6,393
       777   eBay Inc.*                                                   43,395
       260   ITT Educational Services, Inc.*                              14,568
       150   University of Phoenix Online*                                11,297
                                                                    ------------
                                                                         110,374
                                                                    ------------
             PACKAGED SOFTWARE (4.5%)
       535   Adobe Systems Inc.                                           22,106
       400   BMC Software, Inc.*                                           6,652
       190   Fair Isaac Corp.                                             10,480
       400   Intuit Inc.*                                                 20,112
       306   Mercury Interactive Corp.*                                   14,321
    17,093   Microsoft Corp.**                                           439,290
       524   Novell, Inc.*                                                 4,978
     7,396   Oracle Corp.*                                                88,826
       820   Symantec Corp.*                                              26,921
     1,100   VERITAS Software Corp.*                                      41,823
                                                                    ------------
                                                                         675,509
                                                                    ------------
             PERSONNEL SERVICES (0.1%)
        70   Manpower, Inc.                                                3,286
       168   Monster Worldwide Inc.*                                       4,042
       138   Robert Half International, Inc.*                              3,072
                                                                    ------------
                                                                          10,400
                                                                    ------------
             PHARMACEUTICALS: GENERIC DRUGS (0.4%)
        89   Barr Laboratories, Inc.*                                      7,346
       480   IVAX Corp.*                                                  10,296
     1,005   Mylan Laboratories, Inc.                                     25,447
       380   Watson Pharmaceuticals, Inc.*                                17,913
                                                                    ------------
                                                                          61,002
                                                                    ------------
             PHARMACEUTICALS: MAJOR (3.2%)
     5,835   Johnson & Johnson                                      $    287,607
     4,536   Merck & Co., Inc.                                           184,162
                                                                    ------------
                                                                         471,769
                                                                    ------------
             PHARMACEUTICALS: OTHER (0.5%)
       250   Allergan, Inc.                                               18,683
       722   Forest Laboratories, Inc.*                                   39,450
       401   King Pharmaceuticals, Inc.*                                   5,177
       370   Sepracor, Inc.*                                               9,169
                                                                    ------------
                                                                          72,479
                                                                    ------------
             PROPERTY - CASUALTY INSURERS (0.8%)
       400   Berkley (W.R.) Corp.                                         13,660
       292   Chubb Corp. (The)                                            19,111
       200   Cincinnati Financial Corp.                                    8,106
       410   Progressive Corp. (The)                                      32,021
       350   St. Paul Companies, Inc. (The)                               12,985
     1,920   Travelers Property Casualty
              Corp. (Class B)                                             29,952
                                                                    ------------
                                                                         115,835
                                                                    ------------
             PUBLISHING: NEWSPAPERS (0.3%)
        86   New York Times Co. (The)
              (Class A)                                                    3,947
        36   Scripps (E.W.) Co. (Class A)                                  3,314
       400   Tribune Co.                                                  19,540
        17   Washington Post Co. (The)
              (Class B)                                                   13,659
                                                                    ------------
                                                                          40,460
                                                                    ------------
             PULP & PAPER (0.1%)
       500   MeadWestvaco Corp.                                           12,760
                                                                    ------------
             RAILROADS (0.1%)
     1,013   Norfolk Southern Corp.                                       21,688
                                                                    ------------
             REAL ESTATE DEVELOPMENT (0.1%)
       370   Catellus Development Corp.                                    8,695
                                                                    ------------
             REAL ESTATE INVESTMENT TRUSTS (2.3%)
       440   Archstone-Smith Trust                                        12,091

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
       340   Boston Properties, Inc.                                $     15,725
       200   CBL & Associates
              Properties, Inc.                                            11,250
       390   Chelsea Property Group, Inc.                                 21,060
       468   Duke Realty Corp.                                            14,414
       898   Equity Office Properties Trust                               24,902
       476   Equity Residential                                           13,975
       380   General Growth
              Properties, Inc.                                            30,628
       225   Health Care Property
              Investors, Inc.                                             10,539
       300   Hospitality Properties Trust                                 11,865
     1,400   Host Marriott Corp.*                                         15,610
       560   iStar Financial Inc.                                         21,857
       380   Kimco Realty Corp.                                           16,720
       196   Liberty Property Trust                                        7,415
       757   Plum Creek Timber Co., Inc.                                  20,159
       695   ProLogis Trust                                               21,198
       300   Public Storage, Inc.                                         13,320
       276   Rouse Co. (The)                                              12,693
       490   Simon Property Group, Inc.                                   23,251
       340   Vornado Realty Trust                                         18,601
                                                                    ------------
                                                                         337,273
                                                                    ------------
             RECREATIONAL PRODUCTS (0.4%)
       430   Brunswick Corp.                                              12,922
       552   Electronic Arts Inc.*                                        24,415
       950   Mattel, Inc.                                                 19,228
                                                                    ------------
                                                                          56,565
                                                                    ------------
             REGIONAL BANKS (2.2%)
       850   AmSouth Bancorporation                                       20,392
       500   Banknorth Group, Inc.                                        16,385
       400   Charter One Financial, Inc.                                  13,288
        69   Compass Bancshares, Inc.                                      2,699
       970   Fifth Third Bancorp                                          56,386
       300   First Tennessee National Corp.                               13,380
       349   Hibernia Corp. (Class A)                                      7,975
       408   North Fork
              Bancorporation, Inc.                                        16,291
       394   Northern Trust Corp.                                         17,671
       500   Regions Financial Corp.                                      18,555
       548   Synovus Financial Corp.                                $     15,706
       250   TCF Financial Corp.                                          13,185
     3,641   U.S. Bancorp                                                100,892
       489   Union Planters Corp.                                         16,875
        66   Zions Bancorporation                                          4,070
                                                                    ------------
                                                                         333,750
                                                                    ------------
             RESTAURANTS (0.8%)
       450   Darden Restaurants, Inc.                                      9,320
       113   Krispy Kreme Doughnuts, Inc.*                                 4,675
     2,531   McDonald's Corp.                                             64,870
       172   Outback Steakhouse, Inc.                                      7,697
       990   Starbucks Corp.*                                             31,749
       227   Wendy's International, Inc.                                   8,814
                                                                    ------------
                                                                         127,125
                                                                    ------------
             SAVINGS BANKS (1.2%)
       110   Astoria Financial Corp.                                       4,112
       250   Golden West Financial Corp.                                  25,225
       462   GreenPoint Financial Corp.                                   15,699
       470   New York Community
              Bancorp, Inc.*                                              18,260
     1,119   Sovereign Bancorp, Inc.                                      25,357
     1,895   Washington Mutual, Inc.                                      86,810
                                                                    ------------
                                                                         175,463
                                                                    ------------
             SEMICONDUCTORS (5.4%)
       721   Advanced Micro Devices, Inc.*                                12,964
     4,100   Agere Systems, Inc. (Class B)*                               13,858
     1,126   Altera Corp.*                                                28,522
       700   Analog Devices, Inc.                                         34,825
       750   Broadcom Corp. (Class A)*                                    27,323
       239   Cypress Semiconductor Corp.*                                  5,349
       280   Integrated Circuit Systems, Inc.*8,330
    12,843   Intel Corp.                                                 429,341
       105   International Rectifier Corp.*                                5,735
       350   Intersil Corp. (Class A)                                      9,244
       665   LSI Logic Corp.*                                              6,231
       705   Maxim Integrated Products, Inc.                              36,716
       460   Microchip Technology Inc.                                    15,824
     1,154   Micron Technology, Inc.*                                     15,014
       500   National Semiconductor Corp.*                                22,360
       155   NVIDIA Corp.*                                                 3,278

                        SEE NOTES TO FINANCIAL STATEMENTS

 NUMBER OF
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
       500   PMC - Sierra, Inc.*                                    $     10,185
     3,195   Texas Instruments Inc.                                       95,083
       570   Xilinx, Inc.*                                                21,426
                                                                    ------------
                                                                         801,608
                                                                    ------------
             SERVICES TO THE HEALTH INDUSTRY (0.4%)
       100   AdvancePCS*                                                   5,566
       161   Express Scripts, Inc. (Class A)*10,422
       557   IMS Health Inc.                                              12,828
       536   Medco Health Solutions Inc.*                                 19,526
       137   Omnicare, Inc.                                                5,469
                                                                    ------------
                                                                          53,811
                                                                    ------------
             SPECIALTY INSURANCE (0.6%)
       251   Ambac Financial Group, Inc.                                  17,256
       500   Fidelity National Financial, Inc.                            17,665
       370   MBIA Inc.                                                    21,504
       131   MGIC Investment Corp.                                         6,936
        69   PMI Group, Inc. (The)                                         2,569
       420   Radian Group, Inc.                                           20,727
                                                                    ------------
                                                                          86,657
                                                                    ------------
             SPECIALTY STORES (1.0%)
       176   AutoZone, Inc.*                                              16,836
       695   Bed Bath & Beyond Inc.*                                      29,357
       170   CarMax Inc.*                                                  5,598
       200   Michaels Stores, Inc.                                         9,450
       823   Office Depot, Inc.*                                          13,045
       179   PETSMART, Inc.                                                4,325
       400   Regis Corp.                                                  16,380
     1,170   Staples, Inc.*                                               31,766
       310   Tiffany & Co.                                                14,059
       150   Toys `R' Us, Inc.*                                            1,761
       339   Williams-Sonoma, Inc.*                                       12,218
                                                                    ------------
                                                                         154,795
                                                                    ------------
             SPECIALTY TELECOMMUNICATIONS (0.2%)
       500   CenturyTel, Inc.                                             16,350
       684   Citizens Communications Co.*                                  7,428
       117   NTL, Inc.*                                             $      7,624
                                                                    ------------
                                                                          31,402
                                                                    ------------
             STEEL (0.1%)
       304   Nucor Corp.                                                  17,057
                                                                    ------------
             TELECOMMUNICATION EQUIPMENT (1.6%)
       980   CIENA Corp.*                                                  6,938
       287   Comverse Technology, Inc.*                                    5,519
     2,574   Corning Inc.*                                                29,498
       280   InterDigital
              Communications Corp.*                                        5,734
    10,225   Lucent Technologies Inc.*                                    32,720
     5,000   Motorola, Inc.                                               70,200
     1,610   QUALCOMM Inc.                                                71,726
       616   Tellabs, Inc.*                                                4,928
       200   UTStarcom, Inc.*                                              7,576
                                                                    ------------
                                                                         234,839
                                                                    ------------
             TOOLS/HARDWARE (0.0%)
       150   Black & Decker Corp. (The)                                    6,959
             TRUCKS/CONSTRUCTION/FARM MACHINERY (0.2%)
       450   Deere & Co.                                                  27,554
                                                                    ------------
             WHOLESALE DISTRIBUTORS (0.1%)
       200   Fisher Scientific
              International, Inc.*                                         8,054
       300   Genuine Parts Co.                                             9,444
                                                                    ------------
                                                                          17,498
                                                                    ------------
             WIRELESS TELECOMMUNICATIONS (0.6%)
     5,340   AT&T Wireless Services Inc.*                                 40,050
     1,910   Nextel Communications, Inc.
             (Class A)*                                                   48,380
     1,258   Sprint Corp. (PCS Group)*                                     5,774
                                                                    ------------
                                                                          94,204
                                                                    ------------
             Total Common Stocks
             (COST $13,883,497)                                       13,518,526
                                                                    ------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN
THOUSANDS                                                               VALUE
--------------------------------------------------------------------------------
             Short-Term Investment (9.4%)
             Repurchase Agreement
$    1,402   Joint repurchase agreement
              account 1.06% due
              12/01/03 (dated 11/28/03;
              proceeds $1,402,124) (a)
              (COST $1,402,000)                                     $  1,402,000
                                                                    ------------

Total Investments
 (COST $15,285,497) (b)(c)                              99.8%         14,920,526
Other Assets in Excess of
 Liabilities                                             0.2              37,098
                                                       -----        ------------
Net Assets                                             100.0%       $ 14,957,624
                                                       =====        ============

----------
      * NON-INCOME PRODUCING SECURITY.
     ** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH
        OPEN FUTURES CONTRACTS.
    (a) COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
    (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $1,155,251 IN CONNECTION WITH OPEN FUTURES CONTRACTS.
    (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $15,286,552. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,418,760 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,784,786, RESULTING IN NET UNREALIZED DEPRECIATION OF $366,026.

FUTURES CONTRACTS OPEN AT NOVEMBER 30, 2003:

                     DESCRIPTION,      UNDERLYING
                       DELIVERY           FACE
  NUMBER OF   LONG/   MONTH, AND        AMOUNT AT      UNREALIZED
  CONTRACTS   SHORT      YEAR             VALUE       APPRECIATION
------------------------------------------------------------------
     23      Long     S&P 500 Index   $  1,216,470       $  25,650
                      EMINI
                      December 2003
      8      Long     Nasdaq 100           228,000           6,192
                      Index EMINI                        ---------
                      December 2003
      Total unrealized appreciation                      $  31,842
                                                         =========


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY KLD SOCIAL INDEX FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
NOVEMBER 30, 2003

Assets:
Investments in securities, at value (cost $15,285,497)            $    14,920,526
Receivable for:
  Shares of beneficial interest sold                                       29,679
  Dividends                                                                13,272
  Variation margin                                                          1,905
Prepaid expenses and other assets                                           5,675
Receivable from affiliate                                                  59,662
                                                                  ---------------
    Total Assets                                                       15,030,719
                                                                  ---------------
Liabilities:
Distribution fee payable                                                    8,493
Accrued expenses and other payables                                        64,602
                                                                  ---------------
    Total Liabilities                                                      73,095
                                                                  ---------------
    Net Assets                                                    $    14,957,624
                                                                  ===============
Composition of Net Assets:
Paid-in-capital                                                   $    18,376,668
Net unrealized depreciation                                              (333,129)
Accumulated undistributed net investment income                            71,237
Accumulated net realized loss                                          (3,157,152)
                                                                  ---------------
    Net Assets                                                    $    14,957,624
                                                                  ===============
Class A Shares:
Net Assets                                                        $     2,102,898
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                 236,902
    Net Asset Value Per Share                                     $          8.88
                                                                  ===============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)               $          9.37
                                                                  ===============
Class B Shares:
Net Assets                                                        $     8,546,436
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                 968,818
    Net Asset Value Per Share                                     $          8.82
                                                                  ===============
Class C Shares:
Net Assets                                                        $     1,503,341
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                 171,022
    Net Asset Value Per Share                                     $          8.79
                                                                  ===============
Class D Shares:
Net Assets                                                        $     2,804,949
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                 315,283
    Net Asset Value Per Share                                     $          8.90
                                                                  ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED NOVEMBER 30, 2003

Net Investment Income:
Income
Dividends                                                         $       159,999
Interest                                                                    3,584
                                                                  ---------------
    Total Income                                                          163,583
                                                                  ---------------
Expenses
Distribution fee (Class A shares)                                           2,332
Distribution fee (Class B shares)                                          63,392
Distribution fee (Class C shares)                                          11,009
Shareholder reports and notices                                            58,741
Professional fees                                                          48,173
KLD licensing fee                                                          44,625
Investment management fee                                                  43,770
Transfer agent fees and expenses                                           17,383
                                                                  ---------------
    Total Expenses                                                        289,425
Less: amounts waived/reimbursed                                          (212,692)
                                                                  ---------------
    Net Expenses                                                           76,733
                                                                  ---------------
    Net Investment Income                                                  86,850
                                                                  ---------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain/Loss on:
  Investments                                                            (967,101)
  Futures contracts                                                        43,447
                                                                  ---------------
    Net Realized Loss                                                    (923,654)
                                                                  ---------------

Net Change in Unrealized Appreciation/Depreciation on:

  Investments                                                           2,345,255
  Futures contracts                                                        29,845
                                                                  ---------------
    Net Appreciation                                                    2,375,100
                                                                  ---------------
    Net Gain                                                            1,451,446
                                                                  ---------------
Net Increase                                                      $     1,538,296
                                                                  ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

                                                                                FOR THE YEAR        FOR THE YEAR
                                                                                    ENDED               ENDED
                                                                             NOVEMBER 30, 2003    NOVEMBER 30, 2002
                                                                             -----------------    -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                          $       86,850      $      134,324
Net realized loss                                                                    (923,654)         (2,093,630)
Net change in unrealized depreciation                                               2,375,100          (1,568,271)
                                                                               --------------      --------------

    Net Increase (Decrease)                                                         1,538,296          (3,527,577)
                                                                               --------------      --------------
Dividends to Shareholders from Net Investment Income:
Class A shares                                                                        (11,380)             (1,868)
Class B shares                                                                        (41,845)             (2,692)
Class C shares                                                                         (8,410)             (1,886)
Class D shares                                                                        (70,366)            (79,073)
                                                                               --------------      --------------

    Total Dividends                                                                  (132,001)            (85,519)
                                                                               --------------      --------------

Net increase (decrease) from transactions in shares of beneficial interest          1,726,063          (3,480,546)
                                                                               --------------      --------------

    Net Increase (Decrease)                                                         3,132,358          (7,093,642)

Net Assets:
Beginning of period                                                                11,825,266          18,918,908
                                                                               --------------      --------------
End of Period
(INCLUDING ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF
$71,237 AND $119,907, RESPECTIVELY)                                            $   14,957,624      $   11,825,266
                                                                               ==============      ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY KLD SOCIAL INDEX FUND
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2003


1. Organization and Accounting Policies
Morgan Stanley KLD Social Index Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide investment results that before expenses corresponds to the total return of the KLD Large Cap SocialSM Index ("KLD Index"). The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of the value of its net assets in common stocks of companies included in the KLD Index. The Fund was organized as a Massachusetts business trust on April 6, 2001 and commenced operations on July 13, 2001.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders-- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the average net assets of the Fund determined as of the close of each business day.

The Investment Manager has agreed to waive its fee and assume all operating expenses (except for distribution fees) until such time as the Fund has $50 million of net assets or December 31, 2004, whichever occurs first. Thereafter, the Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annual basis exceed 0.60% of the daily net assets of the Fund. At November 30, 2003, included in the Statement of Assets and Liabilities is a receivable from affiliate, which represents expense reimbursements due to the Fund

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $1,130,656 at November 30, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended November 30, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended November 30, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $16,514 and $68, respectively and received $28,091 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 2003, aggregated $3,007,198 and $2,521,084, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 2003, the Fund had transfer agent fees and expenses payable of approximately $1,600.

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                                    FOR THE YEAR                      FOR THE YEAR
                                                        ENDED                             ENDED
                                                  NOVEMBER 30, 2003                 NOVEMBER 30, 2002
                                           ------------------------------    ------------------------------
                                              SHARES           AMOUNT            SHARES          AMOUNT
                                           -------------    -------------    -------------    -------------
CLASS A SHARES
Sold                                             182,321    $   1,452,634           78,538    $     650,574
Reinvestment of dividends                          1,546           11,206              199            1,868
Redeemed                                         (44,830)        (331,078)         (15,868)        (121,933)
                                           -------------    -------------    -------------    -------------
Net increase -- Class A                          139,037        1,132,762           62,869          530,509
                                           -------------    -------------    -------------    -------------
CLASS B SHARES
Sold                                             344,034        2,744,983          354,989        3,046,133
Reinvestment of dividends                          5,149           37,382              255            2,389
Redeemed                                        (118,946)        (914,768)         (88,137)        (678,301)
                                           -------------    -------------    -------------    -------------
Net increase -- Class B                          230,237        1,867,597          267,107        2,370,221
                                           -------------    -------------    -------------    -------------
CLASS C SHARES
Sold                                              66,178          531,198           78,785          674,914
Reinvestment of dividends                            984            7,124              160            1,494
Redeemed                                         (24,046)        (182,495)          (9,086)         (72,352)
                                           -------------    -------------    -------------    -------------
Net increase -- Class C                           43,116          355,827           69,859          604,056
                                           -------------    -------------    -------------    -------------
CLASS D SHARES
Sold                                             230,463        1,880,364           96,739          787,983
Reinvestment of dividends                          9,298           67,503            8,438           79,063
Redeemed                                        (495,319)      (3,577,990)        (985,266)      (7,852,378)
                                           -------------    -------------    -------------    -------------
Net decrease -- Class D                         (255,558)      (1,630,123)        (880,089)      (6,985,332)
                                           -------------    -------------    -------------    -------------
Net increase (decrease) in Fund                  156,832    $   1,726,063         (480,254)   $  (3,480,546)
                                           =============    =============    =============    =============

6. Purposes of and Risks Relating to Certain Financial Instruments The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the KLD Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the KLD Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                    FOR THE YEAR             FOR THE YEAR
                                                        ENDED                    ENDED
                                                  NOVEMBER 30, 2003        NOVEMBER 30, 2002
                                                  -----------------        -----------------
Ordinary income                                     $    132,001             $      85,519

As of November 30, 2003, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income                     $       70,304
Undistributed long-term gains                                 --
                                                  --------------
Net accumulated earnings                                  70,304
Capital loss carryforward*                            (3,123,322)
Net unrealized depreciation                             (366,026)
                                                  --------------
Total accumulated losses                          $   (3,419,044)
                                                  ==============

*As of November 30, 2003, the Fund had a net capital loss carryforward of $3,123,322 of which $19,969 will expire on November 30, 2009, $2,198,221 will expire on November 30, 2010 and $905,132 will expire on November 30, 2011 to offset future capital gains to the extent provided by regulations.

As of November 30, 2003, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and mark-to-market of open futures contracts and permanent book/tax differences attributable to tax adjustments on real estate investment trusts held by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $3,519.

8. Legal Matters
The Investment Manager, certain affiliates of the Investment Manager and certain investment companies advised by the Investment Manager or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Manager and certain affiliates of the Investment Manager allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Investment Manager or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Investment Manager or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

MORGAN STANLEY KLD SOCIAL INDEX FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                   FOR THE PERIOD
                                                      FOR THE YEAR            FOR THE YEAR         JULY 13, 2001*
                                                          ENDED                   ENDED                THROUGH
                                                    NOVEMBER 30, 2003       NOVEMBER 30, 2002     NOVEMBER 30, 2001
                                                    -----------------       -----------------     -----------------
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period                   $     7.73              $     9.39            $    10.00
                                                       ----------              ----------            ----------
Income (loss) from investment operations:
 Net investment income++                                     0.10                    0.09                  0.03
 Net realized and unrealized gain (loss)                     1.17                   (1.70)                (0.64)
                                                       ----------              ----------            ----------
Total income (loss) from investment operations               1.27                   (1.61)                (0.61)
                                                       ----------              ----------            ----------
Less dividends from net investment income                   (0.12)                  (0.05)                   --
                                                       ----------              ----------            ----------
Net asset value, end of period                         $     8.88              $     7.73            $     9.39
                                                       ==========              ==========            ==========
Total Return+                                               16.72%                 (17.25)%               (6.10)%(1)

Ratios to Average Net Assets(3)(4):
Expenses                                                     0.20%                   0.24%                 0.25%(2)
Net investment income                                        1.29%                   1.01%                 0.85%(2)
Supplemental Data:
Net assets, end of period, in thousands                $    2,103              $      756            $      329
Portfolio turnover rate                                        24%                     13%                    3%(1)

----------
  *  COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                                              NET INVESTMENT
     PERIOD ENDED                         EXPENSE RATIO         LOSS RATIO
     ------------                         -------------      ---------------
     November 30, 2003                        2.14%               (0.65)%
     November 30, 2002                        2.14%               (0.89)%
     November 30, 2001                        2.35%               (1.25)%

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   FOR THE PERIOD
                                                      FOR THE YEAR            FOR THE YEAR         JULY 13, 2001*
                                                          ENDED                   ENDED                THROUGH
                                                    NOVEMBER 30, 2003       NOVEMBER 30, 2002     NOVEMBER 30, 2001
                                                    -----------------       -----------------     -----------------
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period                   $     7.68              $     9.36            $    10.00
                                                       ----------              ----------            ----------
Income (loss) from investment operations:
 Net investment income++                                     0.04                    0.02                  0.00
 Net realized and unrealized gain (loss)                     1.16                   (1.69)                (0.64)
                                                       ----------              ----------            ----------
Total income (loss) from investment operations               1.20                   (1.67)                (0.64)
                                                       ----------              ----------            ----------
Less dividends from net investment income                   (0.06)                  (0.01)                   --
                                                       ----------              ----------            ----------
Net asset value, end of period                         $     8.82              $     7.68            $     9.36
                                                       ==========              ==========            ==========
Total Return+                                              15.75%                  (17.90)%               (6.40)%(1)

Ratios to Average Net Assets(3)(4):
Expenses                                                    1.00%                    1.00%                 1.00%(2)
Net investment income                                       0.49%                    0.25%                 0.10%(2)
Supplemental Data:
Net assets, end of period, in thousands                $    8,547              $    5,670            $    4,413
Portfolio turnover rate                                        24%                     13%                    3%(1)

----------
  *  COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                                             NET INVESTMENT
     PERIOD ENDED                         EXPENSE RATIO        LOSS RATIO
     ------------                         -------------      ---------------
     November 30, 2003                        2.94%              (1.45)%
     November 30, 2002                        2.90%              (1.65)%
     November 30, 2001                        3.10%              (2.00)%

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   FOR THE PERIOD
                                                      FOR THE YEAR            FOR THE YEAR         JULY 13, 2001*
                                                          ENDED                   ENDED                THROUGH
                                                    NOVEMBER 30, 2003       NOVEMBER 30, 2002     NOVEMBER 30, 2001
                                                    -----------------       -----------------     -----------------
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period                   $     7.66              $     9.36            $    10.00
                                                       ----------              ----------            ----------
Income (loss) from investment operations:
 Net investment income++                                     0.04                    0.02                  0.00
 Net realized and unrealized gain (loss)                     1.16                   (1.69)                (0.64)
                                                       ----------              ----------            ----------
Total income (loss) from investment operations               1.20                   (1.67)                (0.64)
                                                       ----------              ----------            ----------
Less dividends from net investment income                   (0.07)                  (0.03)                   --
                                                       ----------              ----------            ----------
Net asset value, end of period                         $     8.79              $     7.66            $     9.36
                                                       ==========              ==========            ==========
Total Return+                                               15.81%                 (17.92)%               (6.40)%(1)

Ratios to Average Net Assets(3)(4):
Expenses                                                     1.00%                   1.00%                 1.00%(2)
Net investment income                                        0.49%                   0.25%                 0.10%(2)
Supplemental Data:
Net assets, end of period, in thousands                $    1,503              $      980            $      544
Portfolio turnover rate                                        24%                     13%                    3%(1)

----------
  *  COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                                             NET INVESTMENT
     PERIOD ENDED                         EXPENSE RATIO        LOSS RATIO
     ------------                         -------------      ---------------
     November 30, 2003                       2.94%               (1.45)%
     November 30, 2002                       2.90%               (1.65)%
     November 30, 2001                       3.10%               (2.00)%

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                                                   FOR THE PERIOD
                                                      FOR THE YEAR            FOR THE YEAR         JULY 13, 2001*
                                                          ENDED                   ENDED                THROUGH
                                                    NOVEMBER 30, 2003       NOVEMBER 30, 2002     NOVEMBER 30, 2001
                                                    -----------------       -----------------     -----------------
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period                   $     7.74              $     9.40            $    10.00
                                                       ----------              ----------            ----------
Income (loss) from investment operations:
 Net investment income++                                     0.12                    0.11                  0.04
 Net realized and unrealized gain (loss)                     1.17                   (1.71)                (0.64)
                                                       ----------              ----------            ----------
Total income (loss) from investment operations               1.29                   (1.60)                (0.60)
                                                       ----------              ----------            ----------
Less dividends from net investment income                   (0.13)                  (0.06)                   --
                                                       ----------              ----------            ----------
Net asset value, end of period                         $     8.90              $     7.74            $     9.40
                                                       ==========              ==========            ==========
Total Return+                                               17.05%                 (17.17)%               (6.00)%(1)

Ratios to Average Net Assets(3)(4):
Expenses                                                     0.00%                   0.00%                 0.00%(2)
Net investment income                                        1.49%                   1.25%                 1.10%(2)
Supplemental Data:
Net assets, end of period, in thousands                $    2,805              $    4,419            $   13,634
Portfolio turnover rate                                        24%                     13%                    3%(1)

----------
  *  COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                                             NET INVESTMENT
     PERIOD ENDED                         EXPENSE RATIO        LOSS RATIO
     ------------                         -------------      --------------
     November 30, 2003                       1.94%               (0.45)%
     November 30, 2002                       1.90%               (0.65)%
     November 30, 2001                       2.10%               (1.00)%

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY KLD SOCIAL INDEX FUND
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan
Stanley KLD Social Index Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley KLD Social Index Fund (the "Fund"), including the portfolio of investments, as of November 30, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley KLD Social Index Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
JANUARY 16, 2004

                       2003 FEDERAL TAX NOTICE (UNAUDITED)

          During the fiscal year ended November 30, 2003, 100% of the income dividends paid qualified for the dividends received deduction available to corporations. Additionally, please note that 100% of the Fund's income dividends paid during the fiscal year ended November 30, 2003 qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

      INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

      Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

      PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

    1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       - Selection or ratification of auditors.

       - Approval of financial statements, director and auditor reports.

       - Election of Directors.

       - Limiting Directors' liability and broadening indemnification of Directors.

       - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       - General updating/corrective amendments to the charter.

       - Elimination of cumulative voting.

       - Elimination of preemptive rights.

       - Provisions for confidential voting and independent tabulation of voting results.

       - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

    2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       CAPITALIZATION CHANGES

       - Capitalization changes that eliminate other classes of stock and voting rights.

       - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       - Proposals for share repurchase plans.

       - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       - Proposals to effect stock splits.

       - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       COMPENSATION

       - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       - Establishment of Employee Stock Option Plans and other employee ownership plans.

       ANTI-TAKEOVER MATTERS

       - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       - Creation of "blank check" preferred stock.

       - Changes in capitalization by 100% or more.

       - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

       - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       - Proposals to indemnify auditors.

    4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       CORPORATE TRANSACTIONS

       - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

         (i)   Whether the stock option plan is incentive based;

         (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

         (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       ANTI-TAKEOVER PROVISIONS

       - Proposals requiring shareholder ratification of poison pills.

       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

    1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       - Requiring auditors to attend the annual meeting of shareholders.

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       - Confidential voting.

       - Reduction or elimination of supermajority vote requirements.

    2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       - Proposals that limit tenure of directors.

       - Proposals to limit golden parachutes.

       - Proposals requiring directors to own large amounts of stock to be eligible for election.

       - Restoring cumulative voting in the election of directors.

       - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       - Proposals that limit retirement benefits or executive compensation.

       - Requiring shareholder approval for bylaw or charter amendments.

       - Requiring shareholder approval for shareholder rights plan or poison pill.

       - Requiring shareholder approval of golden parachutes.

       - Elimination of certain anti-takeover related provisions.

       - Prohibit payment of greenmail.

    3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

    1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters):
           (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters):
           (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                      MORGAN STANLEY KLD SOCIAL INDEX FUND
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS:

(a). Declaration of Trust of the Registrant, dated April 6, 2001, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on April 17, 2001.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

(c).      None.

(d). Form of Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., is incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(e)(1). Form of Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(e)(2).   Form of Selected Dealers Agreement, is incorporated by reference to
          Exhibit 5(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(f).      Not applicable.

(g)(1). Form of Custodian Agreement, is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(g)(2). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(g)(3). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(c) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(h)(1). Form of Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(h)(2). Form of Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., is incorporated by reference to Exhibit 8(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(i)(1). Opinion of Barry Fink, Esq., is incorporated by reference to Exhibit 9(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(i)(2). Opinion of Nutter, McClennon & Fish, LLP, is incorporated by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(j).      Consent of Independent Auditors, filed herein.

(k).      Not applicable.

(l).      Not applicable.

(m). Form of Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(n). Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(o).      Not applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Management Inc., is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 29, 2003.

(p)(2). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on January 29, 2003.

Other     Powers of Attorney of Trustees, dated October 22, 2003, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

          NAME AND POSITION WITH                        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
    MORGAN STANLEY INVESTMENT ADVISORS                    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------------      --------------------------------------------------------------------------------
Mitchell M. Merin                              President and Chief Operating Officer of Morgan Stanley Investment Management;
President, Chief Executive Officer             Chairman and Director of Morgan Stanley Distributors; Chairman and Director of
and Director                                   Morgan Stanley Trust; President, Chief Executive Officer and Director of Morgan
                                               Stanley Services; President of the Morgan Stanley Retail Funds and the
                                               Institutional Funds; Director of Morgan Stanley Investment Management Inc.;
                                               Director of various Morgan Stanley subsidiaries; Trustee, President and Chief
                                               Executive Officer of the Van Kampen Open-End Funds; President and Chief
                                               Executive Officer of the Van Kampen Closed-End Funds.

Barry Fink                                     Managing Director and General Counsel of Morgan Stanley Investment Management;
Managing Director,                             Managing Director and Director of Morgan Stanley Services; Managing
and Director                                   Director, Secretary, and Director of Morgan Stanley Distributors; Vice President
                                               and General Counsel of the Morgan Stanley Funds.

          NAME AND POSITION WITH                        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
    MORGAN STANLEY INVESTMENT ADVISORS                    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------------      -------------------------------------------------------------------------------
A. Thomas Smith III                            Vice President and Assistant Secretary of the Morgan Stanley Funds.
Managing Director and
General Counsel

Joseph J. McAlinden                            Chief Investment Officer and Managing Director of Morgan Stanley Investment
Managing Director and                          Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Thomas L. Bennett                              Managing Director and Director of Morgan Stanley Investment Management Inc.;
Managing Director                              Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                              Managing Director, Chief Administrative Officer and Director of Morgan Stanley
Managing Director, Chief                       Services; Chief Executive Officer and Director of Morgan Stanley Trust;
Administrative Officer and Director            Managing Director of the Distributor; Executive Vice President and Principal
                                               Executive Officer of the Morgan Stanley Funds.

Dominic P. Caldecott                           Managing Director of Morgan Stanley Investment Management Inc. and Morgan
Managing Director                              Stanley Investment Management Limited; Vice President and Investment Manager
                                               of Morgan Stanley & Co. International.

Rajesh K. Gupta                                Managing Director and Chief Administrative Officer-Investments of Morgan
Managing Director and Chief                    Stanley Investment Management Inc.
Administrative Officer-Investments

John B. Kemp, III                              President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                               Executive Director of Morgan Stanley Services; Vice President and Chief
Executive Director                             Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley European Growth Fund Inc.

(20) Morgan Stanley Federal Securities Trust

(21) Morgan Stanley Financial Services Trust

(22) Morgan Stanley Flexible Income Trust

(23) Morgan Stanley Fund of Funds

(24) Morgan Stanley Fundamental Value Fund

(25) Morgan Stanley Global Advantage Fund

(26) Morgan Stanley Global Dividend Growth Securities

(27) Morgan Stanley Global Utilities Fund

(28) Morgan Stanley Growth Fund

(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Latin American Growth Fund

(40) Morgan Stanley Limited Duration Fund

(41) Morgan Stanley Limited Duration U.S. Treasury Trust

(42) Morgan Stanley Limited Term Municipal Trust

(43) Morgan Stanley Liquid Asset Fund Inc.

(44) Morgan Stanley Market Leader Trust

(45) Morgan Stanley Mid-Cap Value Fund

(46) Morgan Stanley Multi-State Municipal Series Trust

(47) Morgan Stanley Nasdaq-100 Index Fund

(48) Morgan Stanley Natural Resource Development Securities Inc.

(49) Morgan Stanley New York Municipal Money Market Trust

(50) Morgan Stanley New York Tax-Free Income Fund

(51) Morgan Stanley Pacific Growth Fund Inc.

(52) Morgan Stanley Prime Income Trust

(53) Morgan Stanley Quality Income Trust

(54) Morgan Stanley Real Estate Fund

(55) Morgan Stanley S&P 500 Index Fund

(56) Morgan Stanley Select Dimensions Investment Series

(57) Morgan Stanley Small-Mid Special Value Fund

(58) Morgan Stanley Special Growth Fund

(59) Morgan Stanley Special Value Fund

(60) Morgan Stanley Strategist Fund

(61) Morgan Stanley Tax-Exempt Securities Trust

(62) Morgan Stanley Tax-Free Daily Income Trust

(63) Morgan Stanley Total Market Index Fund

(64) Morgan Stanley Total Return Trust

(65) Morgan Stanley U.S. Government Money Market Trust

(66) Morgan Stanley U.S. Government Securities Trust

(67) Morgan Stanley Utilities Fund

(68) Morgan Stanley Value-Added Market Series

(69) Morgan Stanley Value Fund

(70) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                      POSITIONS AND OFFICE WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS
----                       ------------------------------------------------
John Schaeffer                                Director

Fred Gonfiantini            Executive Director and Financial Operations
                                  Principal of MS Distributors Inc.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the Prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of February, 2004.

                                         MORGAN STANLEY KLD SOCIAL INDEX FUND

                                          By:         /s/ BARRY FINK
                                             -----------------------------------
                                                      Barry Fink
                                                      VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 has been signed below by the following persons in the capacities and on the dates indicated.

                     SIGNATURES                                    TITLE                       DATE
                     ----------                                    -----                       ----
(1) Principal Executive Officer                        Executive Vice President
                                                       and Principal Executive Officer

By:             /s/ RONALD E. ROBISON
   ----------------------------------------------
                Ronald E. Robison                                                              2/27/04


(2) Principal Financial Officer                        Chief Financial Officer


By:              /s/ FRANCIS J. SMITH
   ----------------------------------------------
                 Francis J. Smith                                                              2/27/04


(3) Majority of the Trustees


    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins


By:               /s/ BARRY FINK
   ----------------------------------------------
                  Barry Fink                                                                   2/27/04
                  Attorney-in-Fact


    Michael Bozic             Manuel H. Johnson
    Edwin J. Garn             Joseph J. Kearns
    Wayne E. Hedien           Michael E. Nugent
                              Fergus Reid

By:             /s/ STUART M. STRAUSS
   ----------------------------------------------
                Stuart M. Strauss                                                              2/27/04
                Attorney-in-Fact

                      MORGAN STANLEY KLD SOCIAL INDEX FUND

                                  EXHIBIT INDEX

(b).     --   Amended and Restated By-Laws of the Registrant, dated April 24,
              2003.

(j).     --   Consent of Independent Auditors

Other.   --   Powers of Attorney of Trustees, dated October 22, 2003.